                           CMIA MUNICIPAL BOND ACCOUNTS


                                  ANNUAL REPORT


                               SEPTEMBER 30, 1995

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                           --------------------------
                               1995 ANNUAL REPORT

DEAR SHAREHOLDER:
   During their first year as part of the Connecticut Mutual Investments Accounts portfolio, our municipal bond funds performed admirably. Each of the five funds turned in double-digit returns and performed competitively in their respective peer groups.
   These tax-free municipal bond portfolios, managed by Boston Management and Research, joined the CMIA portfolio in October, 1994 -- just as the bond market was near the bottom of its downward slide. The market, however, began its recovery in mid-November 1994. Since then, bond funds such as ours have experienced strong appreciation, aided by the market's positive reaction to slow economic growth and low inflation.
   The outstanding performance of the CMIA municipal bond funds over the past year reflects that favorable investment environment, as well as the solid management strategy of Boston Management and Research. This strategy of longer than average durations compared with the fund's peers, placed the CMIA funds in very competitive positions in their respective universes for total return performance for the nine month period ending September 30, 1995.
   But even though the municipal market has turned in strong results for the past 12 months, it has underperformed the taxable market. Much of this under-performance is due to concerns that major tax reform legislation could eliminate the tax-advantaged status of municipal bonds.
   While some sort of reform is likely, Boston
Management and Research thinks that it is unlikely that it will involve sweeping changes that call for a flat tax or elimination of major tax deductions. Any such major tax reform would provoke strong opposition and could seriously depress entire sectors of the U.S. economy.
   Accordingly, we view this recent
underperformance as a potential buying
opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

ECONOMIC FORECAST
    After a tremendous rally in the bond market earlier this year, the outlook for bonds continues to be favorable. We foresee continued moderate economic growth with low inflation -- an ideal situation for investors.
   We expect inflation to hover around 3 percent, dropping even lower if the economy slows further. A slowing of the economy could prompt the Fed to cut the fed funds rate, possibly spurring a continuation of the bond market rally into 1996.
   At the same time, the municipal bond market could benefit from the federal budget cuts currently being discussed in Washington. Reducing the federal budget deficit by slashing expenditures would drastically reduce the federal government's borrowing needs. As a result, interest rates would be suppressed across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.
   The outlook for the tax-free market continues to be favorable due to the lack of meaningful primary market supply of tax-free bonds. This relatively low level of primary market supply will not be large enough to offset the $190 billion of bonds scheduled to be called or maturing during 1995. As a result, the outstanding supply of tax-free bonds is expected to decline for 1995 and 1996.
                The declining supply, coupled with attractive taxable equivalent yields, could make the tax-free market an attractive sector among the many fixed income instruments available.

                        SUMMARY
                 This year's dramatic reversal in the course of the bond market clearly illustrates the unpredictability of the financial markets and underscores a key tenet of investing: long-term investors willing to ride out market ups and downs have been rewarded with strong returns.
                We will continue to monitor changes in economic and political conditions. But, regardless of what lies ahead for the economy, the goal of your fund remains the same: to provide you with a competitive tax-free income from a portfolio of high-quality municipal bonds.*
                If you have any questions about the municipal bond funds, or would like information or a prospectus on CMIA LifeSpan Accounts, our new asset allocation accounts introduced earlier this year, call your Registered Representative, or 1-800-234-5606, press 3. Please remember to read the prospectus carefully before investing.

             David E. Sams, Jr.
             PRESIDENT AND CHIEF EXECUTIVE OFFICER
             CONNECTICUT MUTUAL LIFE INSURANCE COMPANY
                              THE CMIA MUNICIPAL BOND ACCOUNTS

                   THE CMIA MUNICIPAL BOND ACCOUNTS

NATIONAL MUNICIPALS
The National Account is a diversified series of the Company. The National Account's investment objective is to provide current income exempt from regular Federal income tax.

CALIFORNIA TAX FREE
The California Account is a diversified series of the Company. The California Account's investment objective is to provide current income exempt from both regular Federal income tax and California state personal income tax.

MASSACHUSETTS TAX FREE
The Massachusetts Account is a non-diversified series of the Company. The Massachusetts Account's investment objective is to provide current income exempt from both regular Federal income tax and Massachusetts state personal income tax.

NEW YORK TAX FREE
The New York Account is a non-diversified series of the Company. The New York Account's investment objective is to provide current income exempt from regular Federal income tax and New York state and New York City personal income taxes.

OHIO TAX FREE
The Ohio Account is a non-diversified series of the Company. The Ohio Account's investment objective is to provide current income exempt from both regular Federal income tax and Ohio state personal income tax.

           PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
THIS MATERIAL IS INTENDED FOR USE ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS.
* A PORTION OF THE PORTFOLIO'S INCOME COULD BE SUBJECT TO FEDERAL, STATE OR LOCAL ALTERNATIVE MINIMUM TAXES. BOND FUND SHARES ARE NOT GUARANTEED AND WILL FLUCTUATE WITH MARKET CONDITIONS AND INTEREST RATES. SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


----------------------------------------   ----------------------------------------

                NATIONAL                                  CALIFORNIA
               MUNICIPALS                                 MUNICIPALS

Although the Fund slightly underperformed the Lipper average for the third quarter of 1995, it outperformed the average, on a year to date basis, reporting a total return of 13.2 percent. The average total return of all funds in the Fund's peer group during the same period was 11.6 percent.
The Fund's outperformance during the last nine months is a direct result of a duration longer than most of its peer group. In addition, the Fund continues to selectively purchase above average yield bonds in order to preserve the Fund's favorable distribution rate.

EDGAR REPRESENTATION OF DATA POINTS USED
IN PRINTED GRAPHIC

                    LEHMAN BROS.
                     MUNI. BOND                       NATIONAL
                       INDEX                         MUNICIPALS
9/30/94              10,000.00                          10,000
10/31/94              9,408.00                           9,822
11/30/94              9,378.76                           9,645
12/31/94              9,618.88                           9,857
1/31/95               9,967.81                          10,139
2/28/95              10,299.26                          10,434
3/31/95              10,369.29                          10,554
4/28/95              10,387.70                          10,566
5/31/95              10,783.69                          10,903
6/30/95              10,670.26                          10,808
7/31/95              10,695.19                          10,910
8/31/95              10,829.78                          11,049
9/30/95              10,886.31                          11,118

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. STANDARD RETURNS ARE NET OF FUND EXPENSES AND INCLUDE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE W/OUT SC RETURNS DO NOT REFLECT THE EFFECTS OF SALES CHARGES. THE W/SC ASSUMES THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.00% FOR ALL ACCOUNTS.


CALIFORNIA MUNICIPALS

Despite weak total return performance during August, the Fund turned in an average total return of 12.7 percent year to date, compared with 12.3 percent Lipper average for its peer group. Performance was hindered during August by the underperformance of holdings of both County of Los Angeles and the State of California -- two situations viewed as temporary.
Despite poor economic conditions in Orange and Los Angeles counties, the California economy is improving slowly -- particularly in San Francisco and the Silicon Valley.
Management has been able to take advantage of California's size, choosing credits very selectively, avoiding problem areas and focusing on areas of greatest economic growth.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               LEHMAN BROS
           CALIFORNIA MUNICIPALS               MUNI. BOND INDEX
9/30/94                10,000.00                          10,000
10/31/94                9,398.40                           9,822
11/30/94                9,160.97                           9,645
12/31/94                9,231.22                           9,857
1/31/95                 9,570.89                          10,139
2/28/95                 9,894.01                          10,434
3/31/95                10,024.08                          10,554
4/28/95                 9,991.97                          10,566
5/31/95                10,334.04                          10,903
6/30/95                10,133.34                          10,808
7/31/95                10,194.53                          10,910
8/31/95                10,285.45                          11,049
9/30/95                10,374.08                          11,118

----------------------------------------   ----------------------------------------
              MASSACHUSETTS                                NEW YORK
               MUNICIPALS                                 MUNICIPALS

The Fund chalked up a total return of
12.6 percent for the first nine months of 1995, compared with an 11.5 percent return for its peer group.
The Fund continues to keep exposure to
the hospital sector quite low because of the pressures of intense competition in the health care sector.
In general, Massachusetts has made great strides in recent years as employment levels have climbed significantly, personal income growth has accelerated and the state's financial position has improved. As a result of this progress, the state's debt ratings have been upgraded to A1 and A+ -- considerably higher than they were at their lowest point in early 1991.
On the fiscal front, the administration
recently initiated efforts to control
social spending, which could result in
further fiscal improvements in the
future.

EDGAR REPRESENTATION OF DATA POINTS USED
IN PRINTED GRAPHIC


                         LEHMAN BROS.
                          MUNI. BOND                     MASSACHUSETTS
                           INDEX                          MUNICIPALS
9/30/94                    10,000.00                          10,000
10/31/94                    9,360.00                           9,822
11/30/94                    9,061.29                           9,645
12/31/94                    9,342.74                           9,857
1/31/95                     9,690.04                          10,139
2/28/95                    10,016.34                          10,434
3/31/95                    10,112.94                          10,554
4/28/95                    10,099.55                          10,566
5/31/95                    10,378.58                          10,903
6/30/95                    10,194.19                          10,808
7/31/95                    10,257.99                          10,910
8/31/95                    10,397.81                          11,049
9/30/95                    10,486.16                          11,118



NEW YORK MUNICIPALS

For the first nine months of 1995, the Fund turned in a total return of 13.2 percent, compared with the category average return of 11.5 percent. In anticipation of potential issuance reforms, the state plans to issue an unusually heavy calendar of state-supported appropriation debt between now and year-end. Anticipating that state-appropriated debt will underperform in the face of a heavy new issuance calendar, management has been reducing exposure to state-appropriation debt and swapping into high-grade debt. Once this wave of debt has come to market, state-appropriated debt should be attractively priced and once again represent a buying opportunity.
This past summer, discount coupon bonds returned to favor. This was an opportunity to sell deep discounts in the New York Portfolio and trade into more moderate discount bonds that should perform comparably to deep discounts in an up market and much better in a down market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   LEHMAN BROS.
           NEW YORK MUNICIPALS                  MUNI. BOND INDEX
9/30/94               10,000.00                          10,000
10/31/94               9,360.00                           9,822
11/30/94               9,041.55                           9,645
12/31/94               9,325.02                           9,857
1/31/95                9,651.32                          10,139
2/28/95                9,989.21                          10,434
3/31/95               10,101.61                          10,554
4/28/95               10,100.11                          10,566
5/31/95               10,415.26                          10,903
6/30/95               10,243.02                          10,808
7/31/95               10,327.63                          10,910
8/31/95               10,466.06                          11,049
9/30/95               10,524.45                          11,118

----------------------------------------

                  OHIO
               MUNICIPALS

In this Portfolio, the levels of new bond issuance have decreased significantly, creating a supply-and-demand situation that bodes well for the value of the bonds.
In the first nine months of 1995, the
Ohio Portfolio showed a total return of
13.7 percent, compared with an 11.4
percent total return for its peer group.
The state's economy continues to be
diverse and strong and its balance sheet remains healthy. Ohio also benefits from relatively conservative management and a debt burden that is low relative to that of other industrialized states.
Portfolio management remains highly
selective in adding health care and
hospital bonds to the Portfolio, in the
face of intense competition in the health care arena.
EDGAR REPRESENTATION OF DATA POINTS USED
IN PRINTED GRAPHIC

                    LEHMAN BROS.
                     MUNI. BOND                       OHIO
                       INDEX                        MUNICIPALS
9/30/94           10,000.00                          10,000
10/31/94           9,350.40                           9,822
11/30/94           9,093.93                           9,645
12/31/94           9,373.50                           9,857
1/31/95            9,737.15                          10,139
2/28/95           10,077.04                          10,434
3/31/95           10,154.29                          10,554
4/28/95           10,158.60                          10,566
5/31/95           10,483.39                          10,903
6/30/95           10,347.55                          10,808
7/31/95           10,415.67                          10,910
8/31/95           10,563.62                          11,049
9/30/95           10,628.46                          11,118

---------------------------------------------------------------
 STATEMENT OF NET ASSETS                 CONNECTICUT MUTUAL INVESTMENT ACCOUNTS,
                                         INC.
                                         September 30, 1995

--------------------------------------------------------------------------------------------------------------------
                                                                                  A C C O U N T S
                                                   NATIONAL        CALIFORNIA      MASSACHUSETTS      NEW YORK
                                                  MUNICIPALS       MUNICIPALS       MUNICIPALS       MUNICIPALS     OHIO MUNICIPALS
  ASSETS
    Investment in Portfolio, at value
     (Identified cost $2,934,589, $282,768,
     $132,214,
     $358,451, $358,106) (Note 1A)                 $3,067,155       $ 438,154        $ 138,381        $ 374,596        $ 372,582
    Receivable from Fund shares sold                   1,515               --               --               31               --
                                                ---------------  ---------------  ---------------  ---------------  ---------------
    Total Assets                                   3,068,670          438,154          138,381          374,627          372,582
                                                ---------------  ---------------  ---------------  ---------------  ---------------

  LIABILITIES
    Dividends payable                                  5,689            1,606              294              340              287
    Accrued expenses payable                           5,372            1,882               93              644              574
                                                ---------------  ---------------  ---------------  ---------------  ---------------
    Total Liabilities                                 11,061            3,488              387              984              861
                                                ---------------  ---------------  ---------------  ---------------  ---------------
  NET ASSETS                                       $3,057,609       $ 434,666        $ 137,994        $ 373,643        $ 371,721
                                                ---------------  ---------------  ---------------  ---------------  ---------------
                                                ---------------  ---------------  ---------------  ---------------  ---------------
  OUTSTANDING SHARES                                 285,630           42,546           13,363           35,894           35,279
                                                ---------------  ---------------  ---------------  ---------------  ---------------
                                                ---------------  ---------------  ---------------  ---------------  ---------------
  NET ASSET VALUE PER SHARE                           $10.70          $10.22           $10.33           $10.41           $10.54
                                                    --------       ---------        ---------        ---------        ---------
                                                    --------       ---------        ---------        ---------        ---------
  NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)       $2,958,125        $314,871         $133,118         $360,812         $359,041
    Undistributed net investment income                   19             246               12               19               62
    Accumulated undistributed net realized
     loss                                            (33,101)        (35,837)          (1,303)          (3,333)          (1,858)
    Net unrealized appreciation                      132,566         155,386            6,167           16,145           14,476
                                                ---------------  ---------------  ---------------  ---------------  ---------------
  NET ASSETS                                      $3,057,609        $434,666         $137,994         $373,643         $371,721
                                                ---------------  ---------------  ---------------  ---------------  ---------------
                                                ---------------  ---------------  ---------------  ---------------  ---------------

   The accompanying notes are an integral part of these financial statements.  1

---------------------------------------------------------------
 STATEMENT OF OPERATIONS                 CONNECTICUT MUTUAL INVESTMENT ACCOUNTS,
                                         INC.
                                         For the period from October 3, 1994
                                         (Inception)
                                         to September 30, 1995

--------------------------------------------------------------------------------------------------------------------
                                                                           A C C O U N T S
                                                   NATIONAL        CALIFORNIA       MASSACHUSETTS        NEW YORK
                                                  MUNICIPALS       MUNICIPALS        MUNICIPALS         MUNICIPALS
  INVESTMENT INCOME
    Interest income allocated from Portfolio       $ 114,578        $  53,387         $   2,899          $  13,637
    Expenses allocated from Portfolio                 (7,315)          (4,578)             (224)            (1,045)
                                                ---------------  ---------------        -------            -------
    Total investment income                          107,263           48,809             2,675             12,592
                                                ---------------  ---------------        -------            -------

    Operating Expenses                                 5,452            1,960               141                695
                                                ---------------  ---------------        -------            -------

  NET INVESTMENT INCOME                              101,811           46,849             2,534             11,897
                                                ---------------  ---------------        -------            -------

  REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
    Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost
     basis)                                           (9,541)         (28,589)             (818)               457
     Financial futures contracts                     (23,560)          (7,248)             (485)            (3,790)
                                                ---------------  ---------------        -------            -------
      Net realized loss on investments               (33,101)         (35,837)           (1,303)            (3,333)
                                                ---------------  ---------------        -------            -------
    Change in unrealized appreciation
     (depreciation) --
     Investments                                     130,277          162,793             6,242             15,580
     Financial futures contracts                       2,289           (7,407)              (75)               565
                                                ---------------  ---------------        -------            -------
      Net unrealized appreciation                    132,566          155,386             6,167             16,145
                                                ---------------  ---------------        -------            -------
  NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                        99,465          119,549             4,864             12,812
                                                ---------------  ---------------        -------            -------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      $ 201,276        $ 166,398         $   7,398          $  24,709
                                                ---------------  ---------------        -------            -------
                                                ---------------  ---------------        -------            -------

----------------------------------------------
                                                 OHIO MUNICIPALS
  INVESTMENT INCOME
    Interest income allocated from Portfolio        $  12,968
    Expenses allocated from Portfolio                  (1,107)
                                                      -------
    Total investment income                            11,861
                                                      -------
    Operating Expenses                                    625
                                                      -------
  NET INVESTMENT INCOME                                11,236
                                                      -------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
    Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost
     basis)                                               554
     Financial futures contracts                       (2,412)
                                                      -------
      Net realized loss on investments                 (1,858)
                                                      -------
    Change in unrealized appreciation
     (depreciation) --
     Investments                                       14,390
     Financial futures contracts                           86
                                                      -------
      Net unrealized appreciation                      14,476
                                                      -------
  NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                         12,618
                                                      -------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       $  23,854
                                                      -------
                                                      -------

2  The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS      CONNECTICUT MUTUAL INVESTMENT ACCOUNTS,
                                         INC.
                                         For the period from October 3, 1994
                                         (Inception)
                                         to September 30, 1995

--------------------------------------------------------------------------------------------------------------------
                                                                         A C C O U N T S
                                                   NATIONAL        CALIFORNIA     MASSACHUSETTS      NEW YORK           OHIO
                                                  MUNICIPALS       MUNICIPALS      MUNICIPALS       MUNICIPALS       MUNICIPALS
INCREASE IN NET ASSETS

FROM OPERATIONS:
  Net investment income                            $ 101,811       $   46,849       $   2,534        $  11,897        $  11,236
  Net realized loss on investments                   (33,101)         (35,837)         (1,303)          (3,333)          (1,858)
  Net unrealized appreciation                        132,566          155,386           6,167           16,145           14,476
                                                ---------------  --------------  ---------------  ---------------  ---------------
  Net increase in net assets resulting from
   operations                                        201,276          166,398           7,398           24,709           23,854
                                                ---------------  --------------  ---------------  ---------------  ---------------

DIVIDENDS TO SHAREHOLDERS:
  From net investment income                        (101,792)         (46,603)         (2,522)         (11,878)         (11,174)
                                                ---------------  --------------  ---------------  ---------------  ---------------

FROM CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                 2,949,096        1,623,483         132,175          361,732          453,014
  Net asset value of shares issued to
   shareholders from reinvestment of dividends        63,742           37,455             943           10,466            8,525
  Cost of shares reacquired                          (54,713)      (1,346,067)             --          (11,386)        (102,498)
                                                ---------------  --------------  ---------------  ---------------  ---------------
  Increase in net assets derived from capital
   share transactions                              2,958,125          314,871         133,118          360,812          359,041
                                                ---------------  --------------  ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS                         3,057,609          434,666         137,994          373,643          371,721

NET ASSETS -- BEGINNING OF PERIOD                         --               --              --               --               --
                                                ---------------  --------------  ---------------  ---------------  ---------------

NET ASSETS -- END OF PERIOD                        $3,057,609      $  434,666       $ 137,994        $ 373,643        $ 371,721
                                                ---------------  --------------  ---------------  ---------------  ---------------
                                                ---------------  --------------  ---------------  ---------------  ---------------

Undistributed net investment income included
 in net assets at end of period                          $19             $246            $12              $19               $62
                                                      ------           ------        -------          -------            ------
                                                      ------           ------        -------          -------            ------

   The accompanying notes are an integral part of these financial statements.  3

---------------------------------------------------------------

 FINANCIAL HIGHLIGHTS                    CONNECTICUT MUTUAL INVESTMENT ACCOUNTS,
                                         INC.
                                         For the period from October 3, 1994
                                         (Inception)
                                         to September 30, 1995

Selected data for a share of capital stock outstanding throughout the period:

                                                             DISTRIBUTIONS                               RATIO OF
                                DIVIDENDS    NET REALIZED      FROM NET      NET ASSET    NET ASSET      OPERATING
     YEAR            NET        FROM NET     & UNREALIZED      REALIZED      VALUE AT     VALUE AT      EXPENSES TO
    ENDED        INVESTMENT    INVESTMENT     GAIN (LOSS)       GAIN ON      BEGINNING     END OF         AVERAGE
 SEPTEMBER 30      INCOME        INCOME     ON INVESTMENTS    INVESTMENTS    OF PERIOD     PERIOD     NET ASSETS (B)
---------------------------------------------------------------------------------------------------------------------
NATIONAL MUNICIPALS ACCOUNT
 1995         (a) $.61        $(.61)          $.70           $  --        $10.00       $10.70          .80%
CALIFORNIA MUNICIPALS ACCOUNT
 1995         (a)  .56         (.56)           .22              --         10.00        10.22          .80
MASSACHUSETTS MUNICIPALS ACCOUNT
 1995         (a)  .56         (.56)           .33              --         10.00        10.33          .80
NEW YORK MUNICIPALS ACCOUNT
 1995         (a)  .52         (.52)           .41              --         10.00        10.41          .80
OHIO MUNICIPALS ACCOUNT
 1995         (a)  .50         (.50)           .54              --         10.00        10.54          .80

                   RATIO OF      RATIO OF NET
                   INTEREST       INVESTMENT    NET ASSETS
     YEAR         EXPENSE TO       INCOME TO     AT END OF      ANNUAL
    ENDED           AVERAGE         AVERAGE     PERIOD (IN      TOTAL
 SEPTEMBER 30   NET ASSETS (B)   NET ASSETS(B)  THOUSANDS)    RETURN (C)
--------------
NATIONAL MUNIC
 1995                  .02%             6.45%   $    3,058         13.40%
CALIFORNIA MUN
 1995                     --            5.91           435          8.06
MASSACHUSETTS
 1995                     --            5.53           138          9.23
NEW YORK MUNIC
 1995                  .01              5.48           374          9.63
OHIO MUNICIPAL
 1995                  .03              5.40           372         10.71

   (a) For the period from October 3, 1994 (Inception) to September 30, 1995

   (b) Annualized

   (c) Annual total returns do not include the effect of sales charges

4  The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS           CONNECTICUT MUTUAL INVESTMENT ACCOUNTS,
                                         INC.
                                         September 30, 1995

--------------------------------------------------------

 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
  Connecticut Mutual Investments Accounts, Inc. (the Fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of thirteen separate Accounts, five of which are included in these financial statements: National Municipals Account, California Municipals Account, Massachusetts Municipals Account, New York Municipals Account and Ohio Municipals Account. Each Account invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Account. The National Municipals Account invests its assets in the National Municipals Portfolio, the California Municipals Account invests its assets in the California Tax Free Portfolio, the Massachusetts Municipals Account invests its assets in the Massachusetts Tax Free Portfolio, the New York Municipals Account invests its assets in the New York Tax Free Portfolio, and the Ohio Municipals Account invests its assets in the Ohio Tax Free Portfolio. The value of each Account's investment in its corresponding Portfolio reflects the Account's proportionate interest in the net assets of that Portfolio (0.14%, 0.11%, 0.05%, 0.06% and 0.12%, at September 30, 1995,
  for the National Municipals Account, California Municipals Account, Massachusetts Municipals Account, New York Municipals Account and Ohio Municipals Account, respectively). The performance of each Account is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio investments, are included elsewhere in this report and should be read in conjunction with each Account's financial statements.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  (a)INVESTMENT VALUATION - Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  (b)INCOME - Each Account's net investment income consists of the Account's pro rata share of the net investment income of its corresponding Portfolio, less all expenses of each Account.

  (c)FEDERAL INCOME TAXES - Each Account's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by each Account from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Account and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Accounts to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.
---------------------------------------------------------------

  2. DISTRIBUTIONS TO SHAREHOLDERS
  The net income of an Account is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are paid in the form of additional shares of an Account at the net asset value as of the ex-dividend date or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

---------------------------------------------------------------

  3. CAPITAL STOCK
  The authorized capital stock of the Fund at September 30, 1995 consisted of 3,000,000,000 shares of common stock, par value $0.001 per share. The shares of stock are divided among thirteen separate Accounts, five of which are indicated below. All shares of common stock have equal voting rights, except that only shares of a particular Account are entitled to vote on matters pertaining to that Account.

  Transactions in capital stock were as follows:

----------------------------------------------------------------------------------------------------------------------------

                                                     FOR THE PERIOD FROM OCTOBER 3, 1994 (INCEPTION) TO SEPTEMBER 30, 1995
                                                        NATIONAL         CALIFORNIA       MASSACHUSETTS        NEW YORK
                                                       MUNICIPALS        MUNICIPALS        MUNICIPALS         MUNICIPALS
  Shares authorized (in millions)                             200               200               200                200
                                                              ---               ---               ---                ---
                                                              ---               ---               ---                ---

  Shares sold                                             284,763           169,643            13,270             35,980
  Shares issued to shareholders from reinvestment
    of dividends                                            6,005             3,744                93              1,020
                                                          -------      ---------------         ------             ------
    Total issued                                          290,768           173,387            13,363             37,000
  Shares reacquired                                        (5,138)         (130,841)               --             (1,106)
                                                          -------      ---------------         ------             ------

  Net increase                                            285,630            42,546            13,363             35,894
                                                          -------      ---------------         ------             ------
                                                          -------      ---------------         ------             ------

--------------------------------------------------
                                                          OHIO
                                                       MUNICIPALS
  Shares authorized (in millions)                             200
                                                              ---
                                                              ---
  Shares sold                                              44,330
  Shares issued to shareholders from reinvestment
    of dividends                                              821
                                                           ------
    Total issued                                           45,151
  Shares reacquired                                        (9,872)
                                                           ------
  Net increase                                             35,279
                                                           ------
                                                           ------

--------------------------------------------------

 4. INVESTMENT TRANSACTIONS
  Increases and decreases in each Account's investment in its corresponding Portfolio for the period from October 3, 1994 (inception) to September 30, 1995 were as follows:

                                                       NATIONAL        CALIFORNIA      MASSACHUSETTS      NEW YORK
                                                      MUNICIPALS       MUNICIPALS       MUNICIPALS       MUNICIPALS
  Increases                                            $2,947,581       $1,623,484       $ 132,176        $ 361,701
  Decreases                                               87,154        1,353,687            1,333           12,509

                                                         OHIO
                                                      MUNICIPALS
  Increases                                            $ 453,014
  Decreases                                              104,911

--------------------------------------------------

 5. TRANSACTIONS WITH AFFILIATES
   G. R. Phelps & Co., Inc., a wholly owned subsidiary of Connecticut Mutual Life Insurance Company, Inc., serves as the administrator of each Account, but receives no compensation. For the period from October 3, 1994 (inception) to September 30, 1995, the Administrator, serving as principal underwriter for sale of shares of the Accounts, earned $174,385 related to sales charges deducted for shares sold and contingent deferred sales charges for shares redeemed. Also, during the period from October 3, 1994 (inception) to September 30, 1995, the Administrator subsidized operating expenses on the Accounts in order to maintain the Accounts' annualized expense ratio limits as set forth in the Accounts' prospectus. Subsidies were as follows: National Municipals -- $45,680, California Municipals -- $27,997, Massachusetts Municipals -- $27,390, New York Municipals -- $29,452 and Ohio Municipals -- $29,208. Each Portfolio has engaged the services of Boston Management and Research, a wholly owned subsidiary of Eaton Vance Management, as its investment adviser.

  Each Account has adopted a distribution plan (Plan) in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940, as amended. Under each Plan, each Account may pay G. R. Phelps & Co., Inc. (the Distributor) a fee, not exceeding 0.25% of the Account's average daily net assets for any fiscal year, as reimbursement for its expenditures incurred in distributing and servicing shares of the Account. No Account has paid any amounts pursuant to a Rule 12b-1 distribution plan during the period from October 3, 1994 (inception) to September 30, 1995.

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

  To the Board of Directors of
  Connecticut Mutual Investment Accounts, Inc.:

  We have audited the accompanying statement of net assets of Connecticut Mutual Investment Accounts, Inc. (a Maryland corporation) National Municipals, California Municipals, Massachusetts Municipals, New York Municipals and Ohio Municipals Accounts as of September 30, 1995, and the related statement of operations and statement of changes in net assets for the period from inception (October 3, 1994) to September 30, 1995, and the financial highlights for the period indicated. These financial statements and financial highlights are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Municipals Accounts comprising Connecticut Mutual Investment Accounts, Inc. as of September 30, 1995, the results of their operations and the changes in their net assets for the period from inception (October 3, 1994) to September 30, 1995, and the financial highlights for the period indicated in conformity with generally accepted accounting principles.

                                           Arthur Andersen LLP

  Hartford, Connecticut
  November 15, 1995

---------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS                September 30, 1995

NATIONAL MUNICIPALS PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE
                                   TAX-EXEMPT INVESTMENTS -- 100%
                                   UTILITY REVENUE BONDS -- 4.0%
Baa2       BBB         $  10,000    Brazos River Authority, Texas, PCR, Texas Utilities Electric Company, 9.25%,
                                     3/1/18                                                                         $  11,183,800
Aa         AA             22,600    Lewis County, Washington, Cowlitz Falls Hydroelectric Project, 5.5%, 10/1/22       21,415,308
Aa         AA             10,000    Los Angeles, California, Department of Water & Power, 5%, 10/15/33                  8,347,900
Aa         AA             29,700    Washington Public Power Supply System, Project 2, 4.8%, 7/1/04                     28,487,052
Aaa        AAA            16,340    Washington Public Power Supply System, Project 2, 5%, 7/1/09                       15,111,232
NR         NR              5,000    West Feliciana, Louisiana, PCR, Gulf States Utilities Company Project, (AMT),
                                     9%, 5/1/15                                                                         5,619,600
                                                                                                                    -------------
                                                                                                                       90,164,892
                                                                                                                    -------------
                                   HEALTH CARE -- 2.5%
NR         NR             17,070    Bell County, Texas, Health Facilities, Care Institute Inc., 9%, 11/1/24            18,102,223
NR         NR              5,000    Delaware County, Pennsylvania, Glen Riddle Project, 8.625%, 9/1/25                  5,007,700
NR         NR              5,460    Hillsborough County, Florida, IDA, Center for Independent Living, Tampa
                                     Projects, 11%, 3/1/19 (4)                                                          4,368,000
NR         NR              4,650    Hillsborough County, Florida, IDA, Center for Independent Living, Tampa
                                     Projects, 10.25%, 3/1/09 (4)                                                       3,720,000
NR         NR             18,740    Illinois Development Finance Authority, Care Institute Inc., 7.8%, 6/1/25          17,846,851
NR         NR              7,915    Roseville, Minnesota, Elder Care Facility, Care Institute Inc., 7.75%, 11/1/23      7,960,828
                                                                                                                    -------------
                                                                                                                       57,005,602
                                                                                                                    -------------
                                   HOSPITALS -- 11.2%
NR         BBB             7,000    Arizona Health Facilities, Phoenix Memorial, 8.2%, 6/1/21                           7,473,760
NR         NR              2,450    Berlin, Maryland, Atlantic General, 8.375%, 6/1/22                                  2,590,703
Baa1       BBB+           12,700    Butler County, Pennsylvania, Butler Memorial, 8%, 7/1/16                           13,372,719
Baa        NR             10,180    Chaves County, New Mexico, Eastern New Mexico Medical Center, 7.25%, 12/1/22       10,376,270
NR         BBB+            8,405    Christian County, Kentucky, Jennie Stuart Medical Center, 7.625%, 4/1/10            8,768,012
Baa        BBB            35,000    Colorado Health Facilities, Rocky Mountain Adventist Healthcare, 6.625%,
                                     2/1/22                                                                            34,082,650
NR         BBB-            3,000    Colorado Health Facilities, National Jewish Center For Immunology and
                                     Respiratory Medicine, 6.875%, 2/15/12                                              2,943,420
NR         BBB-            5,015    Colorado Health Facilities, National Jewish Center For Immunology and
                                     Respiratory Medicine, 7.1%, 2/15/22                                                4,869,213
Baa1       NR              4,000    Crossville, Tennessee, HEFA, Cumberland Medical Center, 6.75%, 11/1/12              4,051,080
Baa1       BBB             6,000    District of Columbia, Washington Hospital Center Issue -- Medlantic Healthcare
                                     Group, Inc., 7.125%, 8/15/19                                                       5,982,240
NR         A-              5,000    Dubuque, Iowa, Finley Hospital Project, 6.875%, 1/1/12                              5,234,550
NR         NR              1,325    Grant County, New Mexico, Gila Regional Medical Center, 10%, 2/1/12                 1,404,898
NR         BBB-            5,720    Grove City Area Hospital Authority, Pennsylvania, United Community Hospital,
                                     8.125%, 7/01/12                                                                    5,920,886
NR         BBB-            4,000    Hawaii Department of Budget and Finance, Special Purpose Mortgage Revenue,
                                     Wahiawa General Hospital, 7.5%, 7/1/12                                             4,118,080
NR         NR              4,760    Health Services Authority of Hazelton, Luzerne County, Pennsylvania, Hazelton
                                     -- Saint Joseph Medical Center, 8.375%, 7/1/12                                     4,921,078
NR         BBB+            4,650    Illinois, Chicago Osteopathic Health Systems, 7.125%, 5/15/11                       4,795,778
NR         BBB+            4,500    Illinois, Chicago Osteopathic Health Systems, 7.25%, 5/15/22                        4,615,245
Baa1       NR              1,000    Illinois HFA, Holy Cross Hospital, 6.7%, 3/1/14                                     1,000,660
Baa1       NR              2,650    Illinois HFA, Holy Cross Hospital, 6.75%, 3/1/24                                    2,623,341
Baa        NR              4,500    Indiana Health Facility Financing Authority, Memorial Hospital and Health Care
                                     Center, 7.4%, 3/1/22                                                               4,618,440
Baa1       BBB+            3,750    Louisiana Public Facilities Authority, Woman's Hospital Foundation, 7.25%,
                                     10/1/22                                                                            3,824,325
Baa        BB+            10,000    Maricopa County, Arizona, Sun Health Corporation, 8.125%, 4/1/12                   10,701,300
Baa        NR              2,000    Marshall County, Alabama, Guntersville -- Arab Medical Center, 7%, 10/1/09          2,048,160

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE

                                   TAX-EXEMPT INVESTMENTS (CONTINUED)
                                   HOSPITALS (CONTINUED)
Baa        NR         $    2,000    Marshall County, Alabama, Guntersville -- Arab Medical Center, 7%, 10/1/13      $   2,029,360
NR         BBB             6,000    Midland County Hospital District, Memorial Hospital and Medical Center, 0%,
                                     6/1/07                                                                             2,972,040
NR         BBB             6,500    Midland County Hospital District, Memorial Hospital and Medical Center, 0%,
                                     6/1/11                                                                             2,360,020
Ba         NR              5,000    Mississippi Hospital Equipment and Facilities Authority, Magnolia Hospital,
                                     7.375%, 10/1/21                                                                    4,962,800
NR         BBB             5,340    Montgomery County, Ohio, Dayton Osteopathic Hospital, 6%, 12/1/12                   4,956,268
Ba1        NR              3,090    Montgomery County, Pennsylvania, United Hospitals, Inc., 7.5%, 11/1/13              3,112,279
Ba1        NR              2,000    Montgomery County, Pennsylvania, United Hospitals, Inc., 7.5%, 11/1/14              2,011,620
Ba1        NR              3,465    Montgomery County, Pennsylvania, United Hospitals, Inc., 7.5%, 11/1/15              3,482,706
Baa        NR              8,405    New Hampshire HEFA, Frisbie Memorial Hospital, 6.125%, 10/1/13                      7,928,857
A          BBB+           10,000    Philadelphia, Pennsylvania, Albert Einstein Medical Center, 7%, 10/1/21            10,402,900
Baa1       BBB+            9,000    Philadelphia, Pennsylvania, Graduate Health System Obligated Group, 6.625%,
                                     7/1/21                                                                             8,829,900
Baa1       A-              9,250    Philadelphia, Pennsylvania, Temple University Hospital, 6.625%, 11/15/23            9,173,318
Baa        NR              6,000    Prince George's County, Maryland, Greater Southeast Healthcare System, 6.375%,
                                     1/1/23                                                                             5,444,700
Baa1       BBB+           10,000    Randolph County Building Commission, West Virginia, Davis Memorial Hospital,
                                     7.65%, 11/1/21                                                                    10,495,900
NR         BB+             8,000    Scranton -- Lackawanna Health and Welfare Authority, Pennsylvania, Moses
                                     Taylor Hospital, 8.25%, 7/1/09                                                     8,384,720
Baa        BBB             8,000    South Dakota HEFA, Prairie Lakes Health Care System Issue, 7.25%, 4/1/22            8,148,160
NR         NR              5,220    Vermont Educational and Health Buildings Financing Agency, Northwestern
                                     Medical Center Project, 9.75%, 9/1/18                                              5,682,440
NR         NR              4,950    Winslow, Arizona, IDA, Winslow Memorial Hospital, 9.5%, 6/1/22                      5,444,406
                                                                                                                    -------------
                                                                                                                      256,159,202
                                                                                                                    -------------
                                   LIFE CARE -- 8.4%
NR         NR              8,616    Albuquerque, New Mexico, First Mortgage IDR, La Vida Llena Retirement Center
                                     8.625%, 2/1/20                                                                     9,075,061
NR         NR              7,000    Albuquerque, New Mexico, First Mortgage IDR, La Vida Llena Retirement Center
                                     8.85%, 2/1/23                                                                      7,451,150
NR         NR              5,744    Albuquerque, New Mexico, First Mortgage IDR, La Vida Llena Retirement Center
                                     2.25%, 2/1/23                                                                      1,872,659
NR         NR             10,000    Atlantic Beach, Florida, Fixed Rate Improvement, Fleet Landing Project, 8%,
                                     10/1/24                                                                           10,455,200
NR         NR              3,060    Chester County, Pennsylvania, Kimberton Project, (AMT), 8.5%, 9/1/25                3,066,946
NR         NR              5,185    Collier County, IDA, Florida, Retirement Rental, Beverly Enterprises --
                                     Florida, Inc., 10.75%, 3/1/03                                                      6,088,590
NR         NR             12,555    Dekalb Private Hospital, Georgia GF/Atlanta, 8.5%, 3/1/25                          12,327,378
NR         NR              4,320    Florence, Kentucky, Housing Facilities, Bluegrass RHF Housing, Inc., 9.5%,
                                     7/1/17                                                                             4,582,440
NR         NR              6,690    Fulton County Residential Care Facilities for the Elderly Authority, Georgia,
                                     Lenbrook Square Foundation, Inc., 9.75%, 1/1/17                                    7,066,112
Baa1       NR             10,000    Indianapolis, Indiana, National Benevolent Association -- Robin Run Village,
                                     7.625%, 10/1/22                                                                   10,466,600
NR         NR              4,500    Kansas City, Missouri, IDA, Kingswood United Methodist Manor, 9%, 11/15/13          4,843,755
NR         NR              2,100    Loudon County, Virginia, IDA, Residential Care, Falcons Landing, 9.25%, 7/1/04      2,252,964
NR         NR             20,400    Loudon County, Virginia, IDA, Residential Care, Falcons Landing, 8.75%,
                                     11/1/24                                                                           20,793,312
NR         NR             18,545    Louisiana HFA -- HCC Assisted Living Group 1, 9%, 3/1/25                           18,912,747
NR         NR              1,950    New Hampshire Higher Educational & Health Facilities, Riverwoods at Exeter,
                                     8%, 3/1/01                                                                         2,000,427

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE

                                   TAX-EXEMPT INVESTMENTS (CONTINUED)
                                   LIFE CARE (CONTINUED)
NR         NR         $   10,000    New Hampshire Higher Educational & Health Facilities, Riverwoods at Exeter,
                                     9%, 3/1/23                                                                     $  10,696,100
NR         NR              3,500    New Jersey EDA, Cadbury Corporation -- 1991 Project, 7.5%, 7/1/21                   3,432,975
NR         NR             20,000    New Jersey EDA, Keswick Pines Project, 8.75%, 1/1/24                               20,137,200
NR         NR             10,000    New Jersey EDA, Forsgate Project, 8.625%, 6/1/25                                    9,763,200
NR         NR             13,955    St Tammany Public Finance, Christwood Project, 9%, 11/15/25                        13,739,116
NR         NR              7,500    Vermont IDA, Wake Robin Corporation, 8.75%, 4/1/23                                  7,842,825
NR         NR              4,500    Vermont IDA, Wake Robin Corporation, 8.75%, 3/1/23                                  4,840,605
                                                                                                                    -------------
                                                                                                                      191,707,362
                                                                                                                    -------------
                                   NURSING HOME -- 6.7%
NR         NR             13,680    Bell County, Texas, Riverside Healthcare, Inc. -- Normandy Terrace, 9%, 4/1/23     14,700,391
NR         NR              5,500    Dauphin County IDA, Pennsylvania, Susquehanna Center Nursing Facility, 10%,
                                     6/1/21 (4)                                                                         3,575,000
NR         NR              5,000    Delaware County, Pennsylvania, Mainline -- Haverford Nursing and
                                     Rehabilitation Centers, 9%, 8/1/22                                                 5,442,150
NR         NR                930    Jefferson County IDA, Missouri, Cedar Hills Retirement Village, 12%, 12/1/15          968,716
NR         NR              3,750    Lackawanna County, Pennsylvania IDA, Edella Street Associates, 8.875%, 9/1/14       4,084,012
NR         NR              3,445    Luzerne County, Pennsylvania, IDA, River Street Associates, 8.75%, 6/15/07          3,708,301
NR         NR              6,455    Massachusetts HEFA, Fairview Extended Care Services, Inc., 10.125%, 1/1/11          7,041,437
NR         NR             11,790    Mississippi Finance Corp., Magnolia Healthcare, 7.99%, 7/1/25                      11,139,546
NR         NR              6,750    Missouri HEFA, Bethesda Health Group of St. Louis, Inc., 6.625%, 8/15/05            6,761,340
NR         NR             14,000    Missouri HEFA, Bethesda Health Group of St. Louis, Inc., 7.5%, 8/15/12             14,417,200
NR         NR             12,500    Montgomery County, Pennsylvania, IDA, Advancement of Geriatric Health Care
                                     Institute, 8.375%, 7/1/23                                                         12,967,875
NR         NR              5,000    New Jersey EDA, Claremont Health System, Inc., 9.10%, 9/1/22                        5,280,600
NR         NR              5,915    New Jersey EDA, Victoria Health Corporation, 7.75%, 1/1/24                          5,927,067
NR         NR              3,305    Okaloosa County, Florida, Beverly Enterprises -- Florida, Inc., 10.75%,
                                     10/1/03                                                                            3,612,927
NR         NR              3,500    Philadelphia, Pennsylvania, The Philadelphia Protestant Home Project, 8.625%,
                                     7/1/21                                                                             3,559,255
Baa1       BBB             4,630    Racine County, Wisconsin, Health Center, 8.125%, 8/1/21                             4,836,915
NR         NR              5,000    Rhode Island Health and Education Building, Steere House, 8.25%, 7/1/15             5,276,050
NR         NR             12,430    St. Paul, Minnesota, Housing and Redevelopment, Care Institute, Inc. --
                                     Highland, 8.75%, 11/1/24                                                          12,528,570
NR         NR              5,000    Sussex County, Delaware, Delaware Health Corporation, 7.6%, 1/1/24                  5,002,600
NR         NR              5,000    Sussex County, Delaware, Delaware Health Corporation, 7.5%, 1/1/14                  5,088,500
NR         NR              4,500    Tarrant County Health Facilities, Texas, 3927 Foundation, Inc., 10.25%, 9/1/19      4,747,950
NR         NR              1,805    Upshur County, West Virginia County Commission, Holbrook Nursing Home, Inc.,
                                     10.25%, 4/1/12                                                                     1,878,120
NR         NR              6,000    Westmoreland County, Pennsylvania, IDA, Highland Health System, Inc., 9.25%,
                                     6/1/22                                                                             6,291,180
NR         NR              3,605    Wood County, West Virginia, West Virginia Rehabilitation Services, Inc.,
                                     (AMT), 9.5%, 12/1/15                                                               3,857,206
                                                                                                                    -------------
                                                                                                                      152,692,908
                                                                                                                    -------------
                                   SINGLE & MULTI-FAMILY HOUSING -- 3.1%
Aa         AA-             9,850    California Housing Finance Agency, (AMT), "RIBS", Variable Rate, 8/1/23 (1)         9,997,750
NR         NR              7,000    Chester County, Pennsylvania, IDB, Senior Life Choice of Paoli, L.P., 8.05%,
                                     1/1/24                                                                             7,094,570
NR         NR              9,500    Lake Creek Affordable Housing Corporation, Multifamily Housing, 8%, 12/1/23         9,624,165
NR         NR              8,000    Los Angeles County Housing Authority, California, Multifamily Housing,
                                     Corporate Fund for Housing Projects, 10.5%, 12/1/29                                8,246,800
NR         BBB+            2,000    Massachusetts Housing Finance Authority, Multifamily, Harbor Point Revenue,
                                     (AMT), 8%, 12/1/15                                                                 2,075,680
NR         NR              3,345    Minneapolis Community Development, Multifamily, Lindsay Brothers, 9.5%,
                                     12/1/07                                                                            3,466,892
NR         NR              2,185    Minneapolis Community Development, Multifamily, Lindsay Brothers, 1.5%,
                                     12/1/07                                                                              823,985

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE

                                   TAX-EXEMPT INVESTMENTS (CONTINUED)
                                   SINGLE & MULTI-FAMILY HOUSING (CONTINUED)
NR         NR         $    4,770    North Little Rock Residential Housing Facilities, Arkansas, Parkstone Place,
                                     9.75%, 8/1/21                                                                  $   4,994,238
NR         NR              4,000    North Miami, Florida, Health Care Facilities, The Imperial Club, 8%, 1/1/13         3,651,160
NR         NR              8,925    North Miami, Florida, Health Care Facilities, The Imperial Club, 9.25%, 1/1/13      9,533,863
NR         NR              5,000    Village of North Syracuse Housing Authority, AJM Senior Housing, Inc., Janus
                                     Park, 8%, 6/1/24                                                                   4,878,600
NR         NR              5,800    Ridgeland, Mississippi, Urban Renewal, The Orchard Limited Project, 7.75%,
                                     12/1/15                                                                            5,740,782
                                                                                                                    -------------
                                                                                                                       70,128,485
                                                                                                                    -------------
                                   HOTELS -- 0.6%
NR         NR              3,885    Chandler, Arizona, IDA, SMP II Limited Partner, Resort/Convention Center,
                                     7.5%, 12/1/15                                                                      3,864,409
NR         NR              1,929    Illinois Development Finance Authority, Comfort Inn -- O'Hare, 10%, 5/1/16          2,107,681
NR         NR              1,068    Illinois Development Finance Authority, Comfort Inn -- O'Hare, 2.5%, 5/1/16           373,194
NR         NR              1,025    Kirksville, Missouri, IDA, Holiday Inn, 10.5%, 7/1/03 (4)                             563,750
NR         NR              3,615    Kirksville, Missouri, IDA, Holiday Inn, 11%, 7/1/16 (4)                             1,988,250
NR         NR              4,205    Niagara County, New York, IDA, Wintergarden Inn Associate, 9.75%, 6/1/11 (4)        2,312,750
NR         NR              1,795    Orange Beach, Alabama, Romar Hotels, Inc., 10.5%, 4/1/16                            1,901,156
                                                                                                                    -------------
                                                                                                                       13,111,190
                                                                                                                    -------------
                                   GENERAL OBLIGATIONS -- 0.5%
A1         A              14,500    California, 4.75%, 9/1/23                                                          11,848,095
                                                                                                                    -------------
                                   LEASE/CERTIFICATES OF PARTICIPATION -- 1.0%
A          A              16,500    Indiana Transportation Finance, Airport Facilities, 6.25%, 11/1/16                 16,422,450
NR         A-              3,500    Plymouth County, Massachusetts, COP, Plymouth County Correctional Facility,
                                     7%, 4/1/22                                                                         3,753,015
NR         NR              2,500    St. Louis, Missouri, Convention and Sports Facility, 7.9%, 8/15/21                  2,741,875
                                                                                                                    -------------
                                                                                                                       22,917,340
                                                                                                                    -------------
                                   TRANSPORTATION -- 14.4%
Baa2       BB+            28,000    Chicago, Illinois, O'Hare International, American Airlines, (AMT), 7.875%,
                                     11/1/25                                                                           30,009,560
Baa2       BB+            20,275    Chicago, Illinois, O'Hare International, American Airlines, 8.2%, 12/1/24          23,277,322
Baa2       BB+            41,000    Dallas-Fort Worth, Texas, International Airport Facility, American Airlines,
                                     (AMT), 7.25%, 11/1/30                                                             42,995,880
Baa        BB              8,000    Denver, Colorado, Airport System Revenue, (AMT), 7%, 11/15/25                       8,086,160
Baa        BB              7,800    Denver, Colorado, Airport System Revenue, (AMT), 8%, 11/15/17                       8,391,708
Baa        BB              5,725    Denver, Colorado, Airport System Revenue, (AMT), 7.5%, 11/15/23                     6,111,724
Baa3       BB             95,500    Denver, Colorado, United Airlines, (AMT), 6.875%, 10/1/32                          96,293,605
A          A-              5,000    Hawaii Airports, (AMT), 7%, 7/1/18                                                  5,255,200
NR         NR              2,200    Los Angeles International Airport, Continental Airlines, (AMT), 9%, 8/1/08          2,420,154
NR         NR              4,425    Los Angeles International Airport, Continental Airlines, (AMT), 9%, 8/1/17          4,740,237
NR         BBB               900    New York State Thruway Authority, Cross -- Westchester Expressway, 0%, 1/1/02         633,987
NR         BBB             4,000    New York State Thruway Authority, Cross -- Westchester Expressway, 0%, 1/1/03       2,702,240
NR         BBB             2,940    New York State Thruway Authority, Cross -- Westchester Expressway, 0%, 1/1/04       1,838,235
NR         BBB             2,905    New York State Thruway Authority, Cross -- Westchester Expressway, 0%, 1/1/06       1,596,965
A1         AA-            15,000    Port Authority of New York and New Jersey, (AMT), Variable Rate, 1/15/27 (1)       15,537,300
B2         NR             11,000    Port Authority of New York and New Jersey, La Guardia Airport, Continental and
                                     Eastern Airlines, (AMT), 9.125%, 12/1/15                                          12,412,620
A1         AA-             5,000    Port of Seattle, Washington, (AMT), 6%, 12/1/14                                     5,001,650
NR         NR             35,100    San Joaquin Hills, California, Toll Roads, 0%, 1/1/17                               8,098,272
NR         NR             25,000    San Joaquin Hills, California, Toll Roads, 0%, 1/1/18                               5,383,250
NR         NR             46,210    San Joaquin Hills, California, Toll Roads, 0%, 1/1/20                               8,668,072
NR         NR             72,685    San Joaquin Hills, California, Toll Roads, 0%, 1/1/21                              12,724,963

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE

                                   TAX-EXEMPT INVESTMENTS (CONTINUED)
                                   TRANSPORTATION (CONTINUED)
NR         NR         $   29,225    San Joaquin Hills, California, Toll Roads, 0%, 1/1/22                           $   4,775,365
NR         NR             45,045    San Joaquin Hills, California, Toll Roads, 0%, 1/1/23                               6,869,363
NR         NR            108,260    San Joaquin Hills, California, Toll Roads, 0%, 1/1/24                              15,409,728
                                                                                                                    -------------
                                                                                                                      329,233,560
                                                                                                                    -------------
                                   WATER & SEWER -- 0.6%
A          A-             10,000    New York City Municipal Water Finance Authority, 6.25%, 6/15/21                    10,065,500
Baa        BBB             4,000    Philadelphia, Pennsylvania, Municipal Water Finance Authority, 7%, 8/1/18           4,473,320
                                                                                                                    -------------
                                                                                                                       14,538,820
                                                                                                                    -------------
                                   SOLID WASTE -- 2.7%
Baa2       BBB+            6,050    Carbon County, Utah, Laidlaw, (AMT), 7.5%, 2/1/10                                   6,466,603
NR         A-              2,625    Eastern Connecticut, Resource Recovery, Wheelabrator, 5.5%, 1/1/14                  2,382,923
NR         A-             11,495    Eastern Connecticut, Resource Recovery, Wheelabrator, 5.5%, 1/1/20                 10,306,187
Ba         NR              2,000    Mercer County, New Jersey, Improvement Authority, (AMT), 0%, 4/1/14                   533,040
Ba         NR              5,000    Mercer County, New Jersey, Improvement Authority, (AMT), 0%, 4/1/15                 1,240,650
Ba         NR             10,000    Mercer County, New Jersey, Improvement Authority, (AMT), 0%, 4/1/16                 2,310,100
NR         NR             35,000    Village of Robbins, Cook County, Illinois, Robbins Resource Recovery Partners,
                                     L.P., 9.25%, 10/15/16                                                             38,525,200
                                                                                                                    -------------
                                                                                                                       61,764,703
                                                                                                                    -------------
                                   COGENERATION FACILITIES -- 3.3%
NR         NR             14,000    Maryland Energy, AES Warrior Run Project, (AMT), 7.4%, 9/1/19                      14,411,740
NR         NR             21,150    New Jersey EDA, Vineland Cogeneration Limited Partnership Project, (AMT),
                                     7.875%, 6/1/19                                                                    23,738,155
NR         NR              2,300    Palm Beach County, Florida, Solid Waste IDR, Osceola Power Limited Partnership
                                     Project, (AMT), 6.95%, 1/1/22                                                      2,294,135
NR         NR              7,000    Pennsylvania EDA, Northampton Generating Project, Junior Leins, (AMT), 6.875%,
                                     1/1/11                                                                             6,777,750
NR         NR             13,450    Pennsylvania EDA, Northampton Generating Project, (AMT), 6.6%, 1/1/19              12,760,822
NR         NR              5,100    Pennsylvania EDA, Northampton Generating Project, (AMT), 6.5%, 1/1/13               4,955,364
NR         NR             10,000    Pennsylvania EDA, Colver Project, (AMT), 8.05%, 12/1/15                            10,371,200
                                                                                                                    -------------
                                                                                                                       75,309,166
                                                                                                                    -------------
                                   INDUSTRIALS -- 10.4%
Baa2       NR              3,000    Camden, Alabama, IDB, MacMillan Bloedel Project, 7.75%, 5/1/09                      3,191,250
NR         NR              4,325    College Park, Georgia, Airport Parking Venture, 10%, 5/15/16                        3,892,500
Baa1       BBB            24,000    Courtland, Alabama, IDB, Champion International Corporation, (AMT), 7%, 6/1/22     24,943,920
Baa1       BBB            20,245    Courtland, Alabama, IDB, Champion International Corporation, (AMT), 6.375%,
                                     3/1/29                                                                            19,792,119
NR         NR              8,040    East Chicago, Indiana, PCR, Inland Steel Company Project #9, (AMT), 10%,
                                     11/1/11                                                                            8,679,743
Baa1       BBB            19,000    Gulf Coast Waste Disposal, Texas, Champion International Corporation, (AMT),
                                     6.875%, 12/1/28                                                                   19,621,680
NR         NR              6,000    Gwinnett County, Georgia, IDR, Plastics/Packaging, Inc., (AMT), 9.00%, 5/1/13       6,000,000
Baa1       BBB-           10,000    Maine Finance Authority, Great Northern Paper, Inc., Project -- Bowater
                                     Incorporated, (AMT), 7.75%, 10/1/22                                               10,687,400
NR         BB+             5,000    Maine Solid Waste Disposal, Boise Cascade Corporation, (AMT), 7.9%, 6/1/15          5,295,600
NR         NR              1,765    Massachusetts Industrial Finance Agency, IDR, Boston Beer Company, (AMT),
                                     11.5%, 7/15/07                                                                     2,015,348
Baa1       BBB-            5,000    McMinn County, Tennessee, IDB, Calhoun Newsprint Company Project -- Bowater
                                     Incorporated, (AMT), 7.4%, 12/1/22                                                 5,302,750
NR         NR             10,000    Michigan Strategic, S.D. Warren Co., Series 87A, (AMT), 7.375%, 1/15/22            10,235,500
NR         NR             15,000    Michigan Strategic, S.D. Warren Co., Series 87B, (AMT), 7.375%, 1/15/22            15,353,250
NR         NR              2,500    Michigan Strategic, S.D. Warren Co., Series 87C, (AMT), 7.375%, 1/15/22             2,559,425

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE

                                   TAX-EXEMPT INVESTMENTS (CONTINUED)
                                   INDUSTRIALS (CONTINUED)
Baa1       BBB        $    4,370    Middleboro, Massachusetts, IDR, Read Corporation, 9.5%, 10/1/10                 $   3,714,500
Baa2       BBB-            7,500    Pennsylvania, EDA, MacMillan Bloedel Project, (AMT), 7.6%, 12/1/20                  8,177,925
Baa1       BBB+           10,000    Pennsylvania, EDA, Sun Company, Inc. (R&M), (AMT), 7.6%, 12/1/24                   10,911,100
Baa3       BBB-           12,000    Port of Corpus Christi, Texas, Valero Refining & Marketing Company, 10.25%,
                                     6/1/17                                                                            13,492,920
NR         NR              2,695    Savannah, Georgia, IDR, Intercat -- Savannah, Inc., (AMT), 9.75%, 7/1/10            2,896,936
NR         NR              4,000    Savannah, Georgia, IDR, Intercat -- Savannah, Inc., (AMT), 9%, 1/1/15               4,278,600
A1         AA-            61,120    Valdez, Alaska, Marine Terminal, BP Pipelines, Inc., 5.5%, 10/1/28 (3)             55,694,378
                                                                                                                    -------------
                                                                                                                      236,736,844
                                                                                                                    -------------
                                    INSURED UTILITY REVENUE BONDS -- 5.2%
Aaa        AAA            20,000    Intermountain Power Agency, (MBIA) Utah, 6%, 7/1/16 (2)                            19,224,000
Aaa        AAA            10,000    Puerto Rico Telephone Authority, (MBIA), Variable Rate, 1/25/07 (1)                 9,962,500
Aaa        AAA            16,500    Sacramento, California, Municipal Utility District, (MBIA), Variable Rate
                                     11/15/15 (1)                                                                      14,870,625
Aaa        AAA            21,000    Sacramento, California, Municipal Utility District, (MBIA), 4.75%, 9/1/21 (3)      17,617,320
Aaa        AAA            49,245    South Carolina Public Services, Forwards, Series 96A, (MBIA), 5.75%, 1/1/22
                                     (2)                                                                               46,506,486
Aaa        AAA            15,350    South Carolina Public Services, "RIBS", (FGIC), Variable Rate, 1/1/25 (1)          10,572,312
                                                                                                                    -------------
                                                                                                                      118,753,243
                                                                                                                    -------------
                                    INSURED TRANSPORTATION -- 1.8%
Aaa        AAA            14,400    Metropolitan Washington Airports Authority, (MBIA), Variable Rate, 4/1/21 (1)      12,510,000
Aaa        AAA            18,200    Mobile, Alabama, Airport Authority, (MBIA), 6.375%, 10/1/14 (3)                    19,056,128
Aaa        AAA            10,000    Triborough Bridge and Tunnel Authority, "Rites", (MBIA), Variable Rate, 1/1/19
                                     (1)                                                                               10,110,100
                                                                                                                    -------------
                                                                                                                       41,676,228
                                                                                                                    -------------
                                    INSURED HOSPITAL -- 0.8%
Aaa        AAA            10,000    Louisville, Kentucky, Alliant Health System, Inc., (MBIA), Variable Rate,
                                     10/1/14 (1)                                                                       11,000,000
Aaa        AAA             7,000    Montgomery County, Pennsylvania, Abington Memorial Hospital, (AMBAC), Variable
                                     Rate, 6/1/11 (1)                                                                   7,931,980
                                                                                                                    -------------
                                                                                                                       18,931,980
                                                                                                                    -------------
                                    INSURED SPECIAL TAX REVENUE -- 5.6%
Aaa        AAA            20,000    Los Angeles County (California), Metropolitan Transportation, (AMBAC), 4.75%,
                                     7/1/18                                                                            16,960,600
Aaa        AAA            92,995    Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
                                     Expansion Project, (MBIA), 0%, 6/15/28                                            12,225,123
Aaa        AAA            92,995    Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
                                     Expansion Project, (FGIC), 0%, 6/15/29                                            11,489,532
Aaa        AAA             9,800    Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
                                     Expansion Project, (MBIA), "RIBS", Variable Rate, 6/15/27 (1)                      9,114,000
Aaa        AAA             3,415    New Orleans Regional Transit Authority, Louisiana, Sales Tax, (FGIC), 0%,
                                     12/1/12                                                                            1,227,078
Aaa        AAA            10,935    New Orleans Regional Transit Authority, Louisiana, Sales Tax, (FGIC), 0%,
                                     12/1/15                                                                            3,190,833
Aaa        AAA            10,000    New Orleans Regional Transit Authority, Louisiana, Sales Tax, (FGIC), 0%,
                                     12/1/21                                                                            1,982,200
Aaa        AAA            21,655    Rancho Mirage, California, Water District Financing, (AMBAC), 4.75%, 8/15/21       18,168,978
Aaa        AAA            13,350    Rancho Mirage, California, Whitewater Redevelopment Project, (MBIA), 5%,
                                     4/1/24                                                                            11,635,459
Aaa        AAA            40,000    South Orange, California, Public Financing, Foothill Area, (FGIC), 5.5%,
                                     8/15/15 (3)                                                                       36,909,200
Aaa        AAA             7,000    Utah Municipal Finance Corporation, Local Government Revenue, (FSA), 0%,
                                     3/1/10                                                                             2,975,700
Aaa        AAA             6,000    Utah Municipal Finance Corporation, Local Government Revenue, (FSA), 0%,
                                     3/1/11                                                                             2,385,840
                                                                                                                    -------------
                                                                                                                      128,264,543
                                                                                                                    -------------
                                   INSURED INDUSTRIALS -- 0.4%
Aaa        AAA            11,950    Chicago, Illinois, The Peoples Gas Light and Coke Company, (AMBAC), "RIBS",
                                     (AMT), Variable Rate, 12/1/23 (1)                                                 10,217,250
                                                                                                                    -------------

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE

                                   TAX-EXEMPT INVESTMENTS (CONTINUED)
                                   INSURED HOUSING -- 0.4%
Aaa        AAA         $   7,525    SCA Multifamily Mortgage, IDB, Hamilton County, Tennessee, (FSA) (AMT), 7.35%
                                     1/1/30                                                                         $   8,057,845
                                                                                                                    -------------
                                   INSURED GENERAL OBLIGATIONS STATE & SCHOOL DISTRICT -- 0.9%
Aaa        AAA            10,000    California General Obligation, (FSA), 4.75%, 9/1/18                                 8,475,500
Aaa        AAA            15,000    California General Obligation, (FGIC), 4.75%, 9/1/23                               12,509,250
                                                                                                                    -------------
                                                                                                                       20,984,750
                                                                                                                    -------------
                                   INSURED WATER & SEWER -- 0.9%
Aaa        AAA            10,300    Harrisburg, Pennsylvania, Water Revenue Bonds, (FGIC), Variable, 8/11/16            9,447,572
Aaa        AAA            10,000    New York City Municipal Water Finance Authority, (FSA), Variable Rate, 6/15/21
                                     (1)                                                                               10,075,000
                                                                                                                    -------------
                                                                                                                       19,522,572
                                                                                                                    -------------
                                   REFUNDED & ESCROWED -- 9.7%
NR         AAA            65,000    Bakersfield, California, Bakersfield Assisted Living Center, 0%, 4/15/21           11,924,250
NR         NR              2,200    Bexar County, Texas, Health Facilities, St. Luke's Lutheran, 7%, 5/1/21             2,501,422
NR         AAA           177,055    Colorado HFA, Retirement Housing, Liberty Heights Project, 0%, 7/15/24             24,484,936
NR         AAA            27,870    Colorado HFA, Retirement Housing, Liberty Heights Project, 0%, 7/15/20              5,159,016
Aaa        NR             29,600    Colorado HFA, Retirement Housing, Liberty Heights Project, 0%, 7/15/22              4,745,176
Ba1        BBB            10,000    Detroit, Michigan, Unlimited Tax, 8.7%, 4/1/10                                     11,823,200
Ba1        BBB             3,500    Detroit, Michigan, Unlimited Tax, Series 1991, 8%, 4/1/11                           4,111,275
NR         NR              7,000    Florida, Mid-Bay Bridge Authority Revenue Bonds, 6.875%, 10/1/22                    7,864,570
NR         NR              1,820    Hyland Hills Park and Recreation District, Adams County, Colorado, 9.75%,
                                     7/1/01                                                                             1,856,400
NR         NR              2,430    Hyland Hills Park and Recreation District, Adams County, Colorado, 9.9%,
                                     7/1/04                                                                             2,573,297
NR         NR              1,615    Hyland Hills Park and Recreation District, Adams County, Colorado, 10%, 7/1/06      1,711,690
NR         AAA            30,360    Illinois Development Finance Authority, Regency Park at Lincolnwood, 0%,
                                     7/15/25                                                                            3,897,313
NR         AAA           186,555    Illinois Development Finance Authority, Regency Park at Lincolnwood, 0%,
                                     7/15/23                                                                           27,781,770
NR         AAA             4,000    Jackson County, Oklahoma, Jackson County Memorial Hospital, 9%, 8/1/15              4,420,640
NR         AAA            12,750    Louisiana Public Facilities Authority, Southern Baptist Hospitals, Inc., 8%,
                                     5/15/12                                                                           15,393,075
Aaa        NR            138,000    Mississippi Housing Finance Corporation, Single Family Mortgage, 0%, 6/1/15        41,157,120
Aaa        NR              6,130    North Salt Lake Municipal Building Authority, Davis County, Utah, 8.625%,
                                     12/1/17                                                                            7,617,690
NR         NR              8,885    Scottsdale IDA, Arizona, Westminster Village, Inc., 10%, 6/1/07                     9,982,831
Aaa        AAA            19,165    Texas Turnpike Authority, Houston Ship Channel Bridge, 0%, 1/1/20                  26,769,672
Aaa        AAA             2,675    Washington Public Power Supply System, Nuclear Project No. 1, 14.375%, 7/1/01       3,927,167
NR         BBB-            1,000    West Virginia HFA, Logan General Hospital, 8.625%, 4/1/01                           1,042,720
NR         BBB-            1,750    West Virginia HFA, Logan General Hospital, 8.75%, 4/1/13                            1,825,845
                                                                                                                    -------------
                                                                                                                      222,571,075
                                                                                                                    -------------
                                   COLLEGES & UNIVERSITIES -- 0.4%
NR         BBB-            3,300    Massachusetts Health and Educational Facilities, Nichols College, 7%, 10/1/20       3,381,048
NR         NR              4,415    New Hampshire Higher Educational and Health, Franklin Pierce Law Center, 7.5%,
                                     7/1/22                                                                             4,690,452
                                                                                                                    -------------
                                                                                                                        8,071,500
                                                                                                                    -------------
                                   TAX ALLOCATION -- 0.2%
Baa        BBB             3,870    Inglewood, California Public Financing Authority, In-Town, Manchester-Prairie
                                     and North Inglewood Industrial Park Redevelopment Projects -- Redevelopment
                                     Loans, 7%, 5/1/22                                                                  3,959,745
                                                                                                                    -------------
                                    SPECIAL ASSESSMENT -- 0.8%
A          BBB             8,000    Hoffman Estates, Illinois, Economic Development Project Area, 0%, 5/15/05           4,630,720
A          BBB            11,000    Hoffman Estates, Illinois, Economic Development Project Area, 0%, 5/15/06           5,929,330
A          BBB            17,460    Hoffman Estates, Illinois, Economic Development Project Area, 0%, 5/15/07           8,740,651
                                                                                                                    -------------
                                                                                                                       19,300,701
                                                                                                                    -------------

---------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)    PRINCIPAL
--------------------    AMOUNT
           STANDARD      (000
 MOODY'S   & POOR'S    OMITTED)                                       SECURITY                                          VALUE

                                   TAX-EXEMPT INVESTMENTS (CONTINUED)
                                   MISCELLANEOUS -- 3.5%
NR         NR          $   6,805    American Samoa Economic Development, Executive Office Building, 10.125%,
                                     9/1/08                                                                         $   7,677,129
NR         NR             11,500    Harris County, Texas, Space Center Houston Project, 9.25%, 8/15/15 (5)              3,450,000
NR         A-             16,500    Los Angeles Regional Airports Improvement Corporation, LAXFuel, (AMT), 6.5%,
                                     1/1/32                                                                            16,204,650
NR         NR              4,710    Mille Lacs Capital Improvements, Mille Lacs Band of Chippewa Indians, 9.25%,
                                     11/1/12                                                                            5,198,898
NR         NR             22,500    New Jersey, Sports & Exhibition Authority, Monmouth Park Project, 8%, 1/1/25       24,552,675
NR         NR             10,200    Orange County Community Activity Center Revenue Bonds, 8%, 3/1/24                  10,374,420
NR         NR             19,500    Retama, Texas, Special Facilities Revenue, Retama Race Track, 8.75%, 12/15/18
                                     (5)                                                                               11,700,000
                                                                                                                    -------------
                                                                                                                       79,157,772
                                                                                                                    -------------
                                    TOTAL TAX-EXEMPT INVESTMENTS
                                     (IDENTIFIED COST, $2,147,410,455)                                              2,282,787,373
                                   TAXABLE INVESTMENT -- 0.04%
NR         NR                935    Ridgeland, Mississippi, Urban Renewal, The Orchard Limited Project, 9%,
                                     12/1/00 (identified cost, $935,000)                                                  932,663
                                                                                                                    -------------
                                    TOTAL INVESTMENTS
                                     (IDENTIFIED COST, $2,148,345,455)                                              $2,283,720,036
                                                                                                                    -------------
                                                                                                                    -------------

(1)The above designated securities have been issued as inverse floater bonds.

(2)When-issued security.

(3)Security has been segregated to cover when-issued securities.

(4)Non-income producing security.

(5)The Portfolio is accruing only partial interest on this security.

(6) At September 30, 1995, the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments is as follows:
     California -- 12.1%

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 16.0% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 1.4% to 9.1% of total investments.

Note: The classification of securities by industry sector set forth above is unaudited.

                       See notes to financial statements

---------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS                September 30, 1995

CALIFORNIA TAX FREE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE
                                     TAX-EXEMPT INVESTMENTS -- 100%
                                     COGENERATION -- 3.4%
NR         BBB-         $   2,985     Central Valley Financing Authority, Carson Ice-Gen Project, 6.20%, 7/1/20        $ 2,914,584
NR         BBB-            10,900     Sacramento Cogeneration Authority, Procter & Gamble Project, 6.50%, 7/1/21        10,987,636
                                                                                                                       -----------
                                                                                                                        13,902,220
                                                                                                                       -----------
                                     ESCROWED TO MATURITY -- 16.2%
NR         NR                 130     City of Commerce Joint Powers Financing Authority, 8.00%, 3/1/22                     153,456
NR         BBB              2,000     City of Rancho Mirage Joint Powers Financing Authority, Civic Center, 7.50%,
                                       4/1/17                                                                            2,320,380
Aaa        AAA              8,000     County of Sacramento, SFMRB (GNMA), (AMT), 8.125%, 7/1/16 (2)                      9,771,840
Aaa        AAA              6,000     County of Sacramento, SFMRB (GNMA), (AMT), 8.25%, 1/1/21 (2)                       7,790,400
Aaa        AAA             14,285     County of Sacramento, SFMRB (GNMA), (AMT), 8.50%, 11/1/16 (2)                     18,319,941
Aaa        AAA              3,000     City and County of San Francisco Sewer System Secondary "RITES", (AMBAC),
                                       Variable, 10/1/21 (1)                                                             3,604,680
Baa1       A-               2,375     City of San Luis Obispo, Capital Improvement Board, 8.25%, 6/1/06                  2,489,523
NR         BBB              1,575     Fontana Public Financing Authority, North Fontana Redevelopment Project, 7.75%,
                                       12/1/20                                                                           1,871,462
Aaa        AAA              6,400     Port of Oakland, (BIGI), 0%, 11/1/05                                               3,784,960
NR         NR               3,200     Oceanside California Community Development Commission, 8.40%, 6/1/18               3,357,408
NR         NR               3,000     Poway Redevelopment Agency, Paguay Redevelopment Project, 7.75%, 12/15/21          3,567,420
NR         BBB+             1,000     City of Upland Police Building Construction, 8.20%, 8/1/16                         1,054,870
NR         NR               4,000     Huntington Beach Public Financing Authority, Huntington Beach Redevelopment
                                       Projects, 8.375%, 5/1/18                                                          4,472,080
NR         NR               2,975     Sacramento -- Yolo Port District Port Facilities, 8.30%, 12/1/03                   3,286,125
                                                                                                                       -----------
                                                                                                                        65,844,545
                                                                                                                       -----------
                                     GENERAL OBLIGATIONS -- 1.9%
Baa1       A                3,000     Puerto Rico, 6.50%, 7/1/23                                                         3,131,640
AA         Aa               5,000     East Bay Municipal Utilities District, Wastewater System, 5.00%, 4/1/15            4,435,100
                                                                                                                       -----------
                                                                                                                         7,566,740
                                                                                                                       -----------
                                     HOSPITALS -- 1.1%
NR         BBB+             2,700     City of Stockton, Dameron Hospital Association, 8.30%, 12/1/14                     2,854,818
NR         A                1,500     Woodland, Memorial Hospital, 8.20%, 8/1/15                                         1,610,175
                                                                                                                       -----------
                                                                                                                         4,464,993
                                                                                                                       -----------
                                     HOUSING -- 8.6%
Aa         AA-              3,770     California Housing Finance Agency (HFA), (AMT), 7.375%, 8/1/11                     3,923,288
Aa         AA-                800     California HFA, 7.375%, 8/1/17                                                       855,792
Aa         AA-              5,000     California HFA, (AMT), 7.40%, 8/1/26                                               5,381,050
Aa         AA-              3,875     California HFA, (AMT), (FHA), 7.50%, 8/1/25                                        4,150,513
Aa         AA-              8,185     California HFA, (AMT), (FHA), 7.65%, 8/1/23                                        8,549,724
Aa         AA-              2,500     California HFA, 8.10%, 8/1/16                                                      2,571,800
Aa         AA-              2,500     California HFA, 8.20%, 8/1/17                                                      2,596,875
Aa         AA-              1,325     California HFA, (AMT), 8.60%, 8/1/19                                               1,394,165
Aa3        NR                  60     California HFA, 9.875%, 8/1/10                                                        61,343
A          NR                 845     The Housing Authority of the County of Los Angeles, 7.875%, 8/1/16                   874,541
NR         NR               2,000     The Housing Authority of the County of Los Angeles, 10.50%, 12/1/29                2,061,700
NR         A+               2,050     City of Oakland, California HFA, 7.10%, 1/1/10                                     2,086,716
NR         AAA                495     County of Riverside, California HFA, (GNMA), (AMT), 6.85%, 10/1/16                   526,452
                                                                                                                       -----------
                                                                                                                        35,033,959
                                                                                                                       -----------

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     INSURED EDUCATION -- 1.0%
Aaa        AAA          $   3,330     Regents of the University of California, (MBIA), 4.75%, 9/1/21                   $ 2,770,826
Aaa        AAA              1,500     Regents of the University of California, (AMBAC), 4.875%, 9/1/19                   1,280,340
                                                                                                                       -----------
                                                                                                                         4,051,166
                                                                                                                       -----------
                                     INSURED GENERAL OBLIGATION -- 0.3%
Aaa        AAA              4,700     Roseville Unified High School District, (FGIC), 0%, 6/1/20                         1,032,919
                                                                                                                       -----------
                                     INSURED HOUSING -- 0.2%
Aaa        AAA                720     California HFA, (MBIA), (AMT), 7.00%, 8/1/23                                         752,177
                                                                                                                       -----------
                                     INSURED HOSPITALS -- 1.1%
Aaa        AAA              5,250     Anaheim Memorial Hospital, (AMBAC), 5.125%, 5/15/20                                4,547,813
                                                                                                                       -----------
                                     INSURED LEASE REVENUE/CERTIFICATE OF PARTICIPATION -- 4.3%
Aaa        AAA              3,300     California Statewide Communities Development Authority, Motion Picture and
                                       Television Fund, (AMBAC), 5.68%, 1/1/24                                           3,052,401
Aaa        AAA              7,700     Moulton Niguel Water District, (AMBAC), 4.80%, 9/1/17                              6,548,003
Aaa        AAA              4,350     Stockton, California Wastewater Treatment Plant, (FGIC), 6.80%, 9/1/24             4,701,350
Aaa        AAA             13,985     Visalia Unified School District, (MBIA), 0%, 12/1/17                               3,206,201
                                                                                                                       -----------
                                                                                                                        17,507,955
                                                                                                                       -----------
                                     INSURED TAX ALLOCATION -- 1.0%
Aaa        AAA              4,850     City of San Jose Redevelopment Agency, (MBIA), 4.75%, 8/1/24                       4,000,086
                                                                                                                       -----------
                                     INSURED TRANSPORTATION -- 3.1%
Aaa        AAA             10,000     Port of Oakland, (AMT), (BIGI), 0%, 11/1/19                                        1,734,500
Aaa        AAA             10,000     Airports Commission City and County of San Francisco, San Francisco
                                       International Airport, (MBIA), 6.75%, 5/1/13                                     10,807,200
                                                                                                                       -----------
                                                                                                                        12,541,700
                                                                                                                       -----------
                                     INSURED UTILITIES -- 8.8%
Aaa        AAA              5,700     Anaheim Public Financing Authority, Anaheim Electric Utility, (FGIC), 5.75%,
                                       10/1/22                                                                           5,444,754
Aaa        AAA              8,000     Northern California Power Agency "RIBS," (MBIA), Variable, 9/2/25 (1)              8,640,960
Aaa        AAA              3,500     Sacramento Municipal Utilities District, (MBIA), 6.375%, 8/15/22                   3,627,820
Aaa        AAA              4,000     Southern California Public Power Authority, (FGIC), Variable, 7/1/12               4,000,000
Aaa        AAA              6,915     Southern California Public Power Authority, (MBIA), 5.00%, 1/1/20                  6,044,747
Aaa        AAA              2,750     Southern California Public Power Authority, (MBIA), 5.50%, 7/1/20                  2,576,970
Aaa        AAA              5,750     Southern California Public Power Authority, (MBIA), 5.75%, 7/1/21                  5,569,393
                                                                                                                       -----------
                                                                                                                        35,904,644
                                                                                                                       -----------
                                     INSURED WATER & SEWER -- 2.7%
Aaa        AAA              5,000     East Bay Municipal Utility District "Yield Curve Notes," (MBIA), Variable,
                                       6/1/08 (1)                                                                        4,799,800
Aaa        AAA              3,430     San Buenaventura Water District, (AMBAC), 4.75%, 10/1/13                           2,965,441
Aaa        AAA              3,000     San Diego County Water Authority, "RITES," (FGIC), Variable, 4/22/09 (1)           3,074,790
                                                                                                                       -----------
                                                                                                                        10,840,031
                                                                                                                       -----------
                                     LEASE REVENUE/CERTIFICATES OF PARTICIPATION -- 22.6%
A1         AA-              2,945     City of Beverly Hills, 6.75%, 6/1/19                                               3,026,606
A1         A-               3,140     California State Public Works Board, Various Community College Projects,
                                       5.625%, 12/1/18                                                                   2,879,694
A1         A-               7,485     California State Public Works Board, Various University of California Projects,
                                       5.00%, 6/1/23                                                                     6,209,107
A1         A-               3,000     California State Public Works Board, Various University of California Projects,
                                       5.50%, 6/1/10                                                                     2,866,080
A1         A-               8,000     California State Public Works Board, Various University of California Projects,
                                       5.50%, 6/1/14                                                                     7,376,800
A          A-               2,800     California State Public Works Board, California State Prison -- Susanville,
                                       5.375%, 6/1/12                                                                    2,586,500

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     LEASE REVENUE/CERTIFICATES OF PARTICIPATION (CONTINUED)
A          A-         $     3,500     California State Public Works Board, California State Prison -- Susanville,
                                       5.375%, 6/1/18                                                                  $ 3,107,965
A1         A-               5,000     California State Public Works Board, Various University of California Projects,
                                       5.25%, 6/1/20                                                                     4,369,250
A1         A-              14,025     California State Public Works Board, Various University of California Projects,
                                       5.50%, 6/1/19                                                                    12,717,029
NR         A                4,150     California Statewide Community Development Authority, Eskaton Health
                                       Facilities, 5.875%, 5/1/20                                                        3,862,322
A          BBB              2,750     City of Inglewood, California, Civic Center Improvement Project, 7.00%, 8/1/19     2,841,438
A          A-               5,115     County of Los Angeles, Disney Parking Project, 0%, 3/1/16                          1,217,114
A          A-               1,925     County of Los Angeles, Disney Parking Project, 0%, 3/1/17                            426,927
A          A-               5,370     County of Los Angeles, Disney Parking Project, 0%, 3/1/18                          1,110,086
A          A-               3,100     County of Los Angeles, Disney Parking Project, 0%, 3/1/20                            550,188
A          A-               5,000     County of Los Angeles, Disney Parking Project, 0%, 9/1/17                          1,070,600
A          A-               1,000     County of Los Angeles, Disney Parking Project, 6.50%, 3/1/23                         992,330
NR         NR              14,000     County of Los Angeles, Capital Asset Leasing Corporation, Marina del Rey,
                                       6.50%, 7/1/08                                                                    13,725,460
Aa         AA               4,305     County of Orange Water District, 5.00%, 8/15/18                                    3,668,376
A1         A+               4,000     Pasadena Parking Facility Project, 6.25%, 1/1/18                                   4,111,480
NR         A-               2,360     Richmond Joint Powers Financing Authority, 7.00%, 5/15/07                          2,532,091
Aa         A+               4,000     City of Sacramento Financing Authority, 5.40%, 11/1/20                             3,666,440
Aa         NR               6,000     University of California at Los Angeles Chiller/Cogeneration Project, 5.60%,
                                       11/1/20                                                                           5,537,460
NR         BBB              1,000     Watsonville Mammoth Lakes, 7.875%, 6/1/11                                          1,072,130
                                                                                                                       -----------
                                                                                                                        91,523,473
                                                                                                                       -----------
                                     NURSING HOMES -- 0.8%
NR         NR               3,250     Banning, San Georgonio Pass Convalescent Hospital, (AMT), 9.50%, 12/1/11           3,381,365
                                                                                                                       -----------
                                     SOLID WASTE -- 0.6%
Baa1       NR               2,350     Mojave Desert and Mountain Solid Waste Joint Powers Authority, (AMT), 7.875%,
                                       6/1/20                                                                            2,569,396
                                                                                                                       -----------
                                     SPECIAL TAX -- 4.9%
NR         NR               2,100     City of Fairfield, Green Valley Road -- Mangels Boulevard Extension Assessment
                                       District, 7.375%, 9/2/18                                                          2,147,880
NR         NR                 970     City of Fairfield, Green Valley Road -- Mangels Boulevard Extension Assessment
                                       District, 8.00%, 9/2/11                                                             999,876
NR         NR               3,000     Lincoln Unified School District, 7.625%, 9/1/21                                    3,128,730
Baa        NR              10,800     Pleasanton Joint Powers Financing Authority, 6.15%, 9/2/12                        10,654,200
NR         NR               3,000     County of Riverside Community Facilities District, 7.55%, 9/1/17                   3,053,790
                                                                                                                       -----------
                                                                                                                        19,984,476
                                                                                                                       -----------
                                     TAX ALLOCATION -- 9.0%
NR         NR               2,945     City of Commerce Joint Powers Financing Authority, 8.00%, 3/1/22                   3,110,951
NR         BBB              5,000     County of Contra Costa Public Financing Authority, 7.10%, 8/1/22                   5,134,300
NR         BBB              3,910     Fontana Public Financing Authority, Downtown Redevelopment Project, 7.00%,
                                       9/1/21                                                                            3,952,111
NR         BBB              8,220     Fontana Redevelopment Agency, Jurupa Hills Redevelopment Project Area, 7.00%,
                                       10/1/14                                                                           8,351,191
NR         BBB              2,500     City of Pittsburg Redevelopment Agency, 7.40%, 8/15/20                             2,614,900
NR         BBB                600     City of Rancho Mirage Joint Powers Financing Authority, 7.50%, 4/1/17                632,592
NR         BBB              2,500     County of Riverside Redevelopment Agency, 7.50%, 10/1/26                           2,619,025
NR         BBB              5,605     San Carlos Redevelopment Agency, 7.10%, 9/1/17                                     5,777,185

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     TAX ALLOCATION (CONTINUED)
NR         NR         $     1,400     City of Simi Valley Community Development Agency, 8.20%, 9/1/12                  $ 1,419,852
Baa1       BBB+             3,000     Westminster Redevelopment Agency, 7.30%, 8/1/21                                    3,107,820
                                                                                                                       -----------
                                                                                                                        36,719,927
                                                                                                                       -----------
                                     TRANSPORTATION -- 5.8%
NR         BBB              3,050     Guam Airport Authority, (AMT), 6.70%, 10/1/23                                      3,056,558
Aa         AA-              2,000     City of Long Beach Harbor Revenue Bonds, (AMT), 7.25%, 5/15/19                     2,154,720
A1         A-               1,400     County of Orange, California Airport Revenue Bonds, 8.125%, 7/1/16                 1,449,294
NR         NR              12,000     San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue Bonds,
                                       (Fitch: rated BBB), 0%, 1/1/14                                                    3,481,440
NR         NR               5,765     San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue Bonds,
                                       (Fitch: rated BBB), 0%, 1/1/26                                                      721,778
NR         NR              35,975     San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue Bonds,
                                       (Fitch: rated BBB), 0%, 1/1/27                                                    4,205,117
NR         NR               4,940     San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue Bonds,
                                       (Fitch: rated BBB), 7.00%, 1/1/30                                                 5,074,368
Baa1       BBB              1,500     Stockton Port District, 7.95%, 1/1/05                                              1,598,940
Baa1       BBB              1,500     Stockton Port District, 8.10%, 1/1/14                                              1,611,510
                                                                                                                       -----------
                                                                                                                        23,353,725
                                                                                                                       -----------
                                     UTILITIES -- 1.7%
Aa         AA-              7,070     Southern California Public Power Authority, 0%, 7/1/15                             2,109,829
Aa         AA-              3,425     Southern California Public Power Authority, 5.50%, 7/1/20                          3,176,277
Aa         AA               1,490     Southern California Public Power Authority, 6.875%, 7/1/15                         1,530,170
                                                                                                                       -----------
                                                                                                                         6,816,276
                                                                                                                       -----------
                                     WATER & SEWER -- 0.9%
NR         BBB              3,190     Orange Cove Irrigation District, 6.625%, 2/1/17                                    3,232,905
Aa         AA-                515     City of Pasadena, Water Revenue Bonds, 5.00%, 7/1/18                                 449,760
                                                                                                                       -----------
                                                                                                                         3,682,665
                                                                                                                       -----------
                                     TOTAL TAX-EXEMPT INVESTMENTS
                                      (IDENTIFIED COST $381,719,158)                                                   $406,022,257
                                                                                                                       -----------
                                                                                                                       -----------

(1)The above designated securities have been issued as inverse floater bonds.

(2)Security has been segregated to cover margin requirements on open financial futures contracts.

   The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 35.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 13.0% of total investments.

                       See notes to financial statements

---------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS                September 30, 1995

MASSACHUSETTS TAX FREE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE
                                     TAX-EXEMPT INVESTMENTS -- 100%
                                     EDUCATION -- 9.8%
Aa1        AA+          $   1,625     Massachusetts Health and Educational Facilities Authority (HEFA), Amherst
                                       College, 6.80%, 11/1/21                                                         $ 1,740,440
A1         A+                 250     Massachusetts HEFA, Tufts University, 7.75%, 8/1/13                                  271,052
NR         BBB-             3,700     Massachusetts HEFA, Merrimack College, 7.125%, 7/1/12                              3,882,003
NR         AAA              2,900     Massachusetts HEFA, Wentworth Institute, (Connie Lee), 5.50%, 10/1/23              2,675,047
NR         BBB-             6,855     Massachusetts HEFA, Smithe College, 5.75%, 7/1/24                                  6,694,182
Aaa        AAA              5,180     Massachusetts HEFA, Harvard University, 5.625%, 11/1/28                            5,114,577
Aa1        AA               4,690     Massachusetts Industrial Finance Agency, Phillips Academy, 5.375%, 9/1/23          4,385,056
A1         NR               2,000     The New England Education Loan Marketing Corporation, (AMT), 6.90%, 11/1/09        2,157,440
NR         BBB-             1,300     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                       Authority, Polytechnic University, 5.50%, 8/1/24                                  1,128,491
NR         BBB-             1,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                       Authority, Polytechnic University, 6.50%, 8/1/24                                    990,870
                                                                                                                       -----------
                                                                                                                        29,039,158
                                                                                                                       -----------
                                     GENERAL OBLIGATIONS -- 13.7%
Baa1       NR               1,000     City of Lowell, 6.375%, 8/15/01                                                    1,067,490
A1         A+               3,900     Commonwealth of Massachusetts, 5.00%, 1/1/12                                       3,609,060
A1         A+                 875     Commonwealth of Massachusetts, 5.00%, 1/1/14                                         795,839
A1         A+               2,500     Massachusetts Bay Transportation Authority (MBTA), 5.75%, 3/1/18                   2,465,775
A1         A+               4,750     MBTA, 5.50%, 3/1/21                                                                4,525,135
A1         A+              14,000     MBTA, 5.75%, 3/1/25                                                               13,593,440
A1         A+               1,000     MBTA, 5.90%, 3/1/12                                                                1,014,690
NR         BBB              1,175     Government of Guam, 5.40%, 11/15/18                                                1,022,650
A          NR               3,375     Town of Nantucket, 6.80%, 12/1/11                                                  3,634,875
Baa1       A                  100     Puerto Rico Public Buildings Authority, 5.50%, 7/1/21                                 92,369
Baa1       A                1,900     Puerto Rico Aqueduct and Sewer Authority, 7.00%, 7/1/19                            2,037,313
A          A                2,500     University of Massachusetts Building Authority, 6.875%, 5/1/14                     2,839,950
A          A                  250     University of Massachusetts Building Authority, 7.20%, 5/1/04                        287,396
NR         NR               3,350     Virgin Islands Public Finance Authority, 7.25%, 10/1/18                            3,528,321
                                                                                                                       -----------
                                                                                                                        40,514,303
                                                                                                                       -----------
                                     HOSPITALS -- 8.4%
A          A-               3,000     Massachusetts HEFA, Charlton Memorial Hospital, 7.25%, 7/1/13                      3,147,750
A1         A                  530     Massachusetts HEFA, Spaulding Rehabilitation Hospital, 7.625%, 7/1/21                568,632
Baa1       BBB+             2,000     Massachusetts HEFA, New England Baptist Hospital, 7.35%, 7/1/17                    2,067,480
Aa         NR               3,100     Massachusetts HEFA, Daughters of Charity Health System, 6.10%, 7/1/14              3,143,524
A1         A+               1,000     Massachusetts HEFA, Dana-Farber Cancer Institute, 6.65%, 12/1/15                   1,020,340
A          A                4,250     Massachusetts HEFA, The Medical Center of Central Massachusetts, 7.10%, 7/1/21     4,394,755
Baa        BBB              1,825     Massachusetts HEFA, Sisters of Providence Health System, 6.50%, 11/15/08           1,887,870
NR         A-               1,470     Massachusetts HEFA, Jordan Hospital, 6.875%, 10/1/15                               1,052,722
NR         A-               1,470     Massachusetts HEFA, Jordan Hospital, 6.875%, 10/1/22                               1,507,073
NR         AAA              2,625     Massachusetts HEFA, Winchester Hospital, (Connie Lee), 5.75%, 7/1/14               2,557,223
NR         AAA              3,650     Massachusetts HEFA, Winchester Hospital, (Connie Lee), 5.75%, 7/1/24               3,486,917
                                                                                                                       -----------
                                                                                                                        24,824,286
                                                                                                                       -----------

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     HOUSING -- 11.4%
NR         AAA          $   2,750     Framingham Housing Authority, (GNMA), 6.65%, 2/20/32                             $ 2,783,275
A1         A+               6,000     Massachusetts Housing Finance Agency (HFA), 6.375%, 4/1/21                         5,973,720
Aa         A+               7,250     Massachusetts HFA, (AMT), 6.60%, 12/1/26                                           7,328,952
Aa         A+               6,400     Massachusetts HFA, (AMT), 6.60%, 12/1/26                                           6,469,696
Aaa        AAA              1,000     Massachusetts HFA, (FNMA), 6.875%, 11/15/11                                        1,063,630
Aaa        AAA              2,750     Massachusetts HFA, (FNMA), 6.90%, 11/15/21                                         2,882,330
Aa         A+               2,795     Massachusetts HFA, (AMT), 7.125%, 6/1/25                                           2,908,924
Aa         A+                 400     Massachusetts HFA, 7.35%, 12/1/16                                                    425,408
Aa         A+               2,265     Massachusetts HFA, (AMT), 8.10%, 6/1/20                                            2,369,734
Aa         A+               1,500     Massachusetts HFA, (AMT), 8.10%, 12/1/21                                           1,576,035
                                                                                                                       -----------
                                                                                                                        33,781,704
                                                                                                                       -----------
                                     INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL -- 7.0%
Baa1       BBB             14,185     City of Boston Harbor Electric Energy Company Project, (AMT), 7.30%, 5/15/15      15,178,942
NR         NR               9,000     Massachusetts Industrial Finance Agency, Massachusetts Biomedical Research
                                       Corporation, 0%, 8/1/19                                                           3,817,800
Aa3        AA               1,550     Puerto Rico Industrial, Medical and Environmental Pollution Control Authority,
                                       The Upjohn Company, 7.50%, 12/1/23                                                1,697,235
                                                                                                                       -----------
                                                                                                                        20,693,977
                                                                                                                       -----------
                                     INSURED EDUCATION -- 2.1%
Aaa        AAA                335     Massachusetts Educational Finance Authority, (MBIA), (AMT), 7.25%, 1/1/09            350,460
Aaa        AAA              2,000     Massachusetts Educational Finance Authority, (AMBAC), (AMT), 7.30%, 1/1/12         2,096,840
Aaa        AAA                250     Massachusetts HEFA, Northeastern University, (AMBAC), 7.50%, 10/1/08                 273,820
Aaa        AAA                400     Massachusetts HEFA, Boston University "RIBS", (MBIA), Variable, 10/1/31 (1)          439,464
Aaa        AAA              3,000     Massachusetts HEFA, Tufts University, (FGIC), 5.95%, 8/15/18                       3,032,640
                                                                                                                       -----------
                                                                                                                         6,193,224
                                                                                                                       -----------
                                     INSURED GENERAL OBLIGATION -- 1.7%
Aaa        AAA              1,795     City of Boston, (FSA), 4.875%, 9/1/09                                              1,686,833
Aaa        AAA              1,000     Commonwealth of Puerto Rico "RIBS", (AMBAC), Variable, 7/1/15 (1)                  1,009,940
Aaa        AAA                600     Town of Tyngsborough, (AMBAC), 6.90%, 5/15/08                                        663,798
Aaa        AAA              1,770     MBTA, (MBIA), 5.50%, 3/1/21                                                        1,663,995
                                                                                                                       -----------
                                                                                                                         5,024,566
                                                                                                                       -----------
                                     INSURED HOSPITALS -- 11.8%
Aaa        AAA                300     Massachusetts HEFA, Berkshire Health Systems, (MBIA), 7.60%, 10/1/14                 332,346
Aaa        AAA              1,250     Massachusetts HEFA, Beth Israel Hospital, Inverse Floaters, (AMBAC), Variable,
                                       7/1/25 (1)                                                                        1,253,675
Aaa        AAA              1,500     Massachusetts HEFA, Capital Asset Program, (MBIA), 7.20%, 7/1/09                   1,649,085
AAA        AAA              2,050     Massachusetts HEFA, Fallon Healthcare System (CGIC), 6.75%, 6/1/20 (2)             2,171,442
AAA        AAA              4,500     Massachusetts HEFA, Fallon Healthcare System (CGIC), 6.875%, 6/1/11                4,881,465
Aaa        AAA              2,040     Massachusetts HEFA, Beverly Hospital, (MBIA), 7.30%, 7/1/13                        2,219,581
Aaa        AAA              1,000     Massachusetts HEFA, Baystate Medical Center, (FGIC), 5.00%, 7/1/20                   883,550
Aaa        AAA              3,000     Massachusetts HEFA, The Medical Center of Central Massachusetts, (AMBAC),
                                       "CARS", Variable, 6/23/22 (1)                                                     3,330,090

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     INSURED HOSPITALS (CONTINUED)
Aaa        AAA        $     2,000     Massachusetts HEFA, St. Elizabeth Hospital Issue, "LEVRRS", (FSA), Variable,
                                       8/15/21 (1)                                                                     $ 2,196,960
Aaa        AAA              2,600     Massachusetts HEFA, Saint Luke's Hospital, "Yield Curve Notes", (MBIA),
                                       Variable, 8/15/13 (1)                                                             2,556,970
Aaa        AAA              1,200     Massachusetts HEFA, University Hospital, (MBIA), 7.25%, 7/1/19                     1,323,552
Aaa        AAA              6,950     Massachusetts HEFA, Lahey Clinic, (MBIA), 5.375%, 7/1/23                           6,454,118
Aaa        AAA              5,000     Massachusetts HEFA, New England Medical Center, (MBIA), 5.375%, 7/1/24             4,664,350
Aaa        AAA              1,000     Massachusetts HEFA, New England Medical Center, (FGIC), 6.50%, 7/1/12              1,052,960
                                                                                                                       -----------
                                                                                                                        34,970,144
                                                                                                                       -----------
                                     INSURED HOUSING -- 0.7%
Aaa        AAA              2,000     Massachusetts Housing Finance Agency, (AMBAC), 6.45%, 1/1/36                       2,027,680
                                                                                                                       -----------

                                     INSURED TRANSPORTATION -- 2.2%
Aaa        AAA              5,860     Massachusetts Port Authority, (AMT), (FGIC), 7.50%, 7/1/20                         6,490,243
                                                                                                                       -----------

                                     LEASE/CERTIFICATE OF PARTICIPATION -- 2.9%
NR         A                7,800     Plymouth County, Massachusetts Correctional Facility Project, 7.00%, 4/1/22        8,363,862
                                                                                                                       -----------

                                     NURSING HOMES -- 0.5%
NR         AA               1,495     Massachusetts HEFA, Deutches Altenheim, Incorporated, (FHA), 7.70%, 11/1/31 (2)    1,613,195
                                                                                                                       -----------

                                     SOLID WASTE -- 2.6%
Baa1       BBB              5,970     Massachusetts Industrial Finance Agency, Massachusetts Refusetech, Inc.
                                       Project, 6.30%, 7/1/05                                                            6,242,531
NR         NR               1,340     City of Pittsfield, Vicon Recovery Associates Project, 7.95%, 11/1/04              1,409,425
                                                                                                                       -----------
                                                                                                                         7,651,956
                                                                                                                       -----------
                                     SPECIAL TAX -- 4.2%
A1         A+               5,695     Commonwealth of Massachusetts, Special Obligation Revenue Bonds, 6.00%, 6/1/13     5,747,223
A1         A+               4,560     Commonwealth of Massachusetts, Special Obligation Revenue Bonds, 5.80%, 6/1/14     4,518,550
Baa1       A                2,000     Puerto Rico Highway and Transportation Authority, 6.625%, 7/1/18                   2,099,080
                                                                                                                       -----------
                                                                                                                        12,364,853
                                                                                                                       -----------
                                     TRANSPORTATION -- 5.2%
NR         BBB              7,950     Guam Airport Authority, (AMT), 6.70%, 10/1/23                                      7,967,093
Aa         AA-              7,300     Massachusetts Port Authority, 6.00%, 7/1/23                                        7,260,069
                                                                                                                       -----------
                                                                                                                        15,227,162
                                                                                                                       -----------
                                     UTILITY -- 6.0%
NR         BBB              2,765     Guam Power Authority, 5.25%, 10/1/23                                               2,382,103
A          BBB+             2,610     Massachusetts Municipal Wholesale Electric Company, 6.00%, 7/1/18                  2,555,843
A          BBB+             5,560     Massachusetts Municipal Wholesale Electric Company, 6.625%, 7/1/18                 5,747,205
A          BBB+             3,500     Massachusetts Municipal Wholesale Electric Company, 6.75%, 7/1/11                  3,664,010
Baa1       A-               1,850     Puerto Rico Electric Power Authority, 5.50%, 7/1/13                                1,755,447
Baa1       A-                 150     Puerto Rico Electric Power Authority, 5.50%, 7/1/20                                  138,746
NR         NR               1,500     Virgin Islands Water and Power Authority, 7.40%, 7/1/11                            1,575,314
                                                                                                                       -----------
                                                                                                                        17,818,668
                                                                                                                       -----------

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     WATER & SEWER -- 9.8%
NR         NR           $   2,075     Massachusetts Industrial Finance Authority, American Hingham Water, 6.60%,
                                       12/1/15                                                                         $ 2,095,480
A          A               18,620     Massachusetts Water Resources Authority (MWRA), 4.75%, 12/1/23                    15,364,479
A          A                5,000     MWRA, 5.00%, 3/1/22                                                                4,323,500
A          A                1,500     MWRA, 5.25%, 3/1/13                                                                1,390,095
A          A                3,915     MWRA, 5.25%, 12/1/15                                                               3,608,260
NR         NR               2,000     Virgin Islands Water and Power Authority, 7.60%, 1/1/12                            2,122,760
                                                                                                                       -----------
                                                                                                                        28,904,574
                                                                                                                       -----------
                                     TOTAL TAX-EXEMPT INVESTMENTS
                                      (IDENTIFIED COST $277,979,560)                                                   $295,503,555
                                                                                                                       -----------
                                                                                                                       -----------

(1)The above designated securities have been issued as inverse floater bonds.

(2)Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 7.3% of total investments.

                       See notes to financial statements.

---------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS                September 30, 1995

NEW YORK TAX FREE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE
                                     TAX-EXEMPT INVESTMENTS -- 100.0%
                                     ASSISTED LIVING -- 0.3%
NR         NR           $   1,970     Village of North Syracuse Housing Authority, (AJM Senior Housing, Inc. Janus
                                       Park Project), 8.00%, 6/1/24                                                    $ 1,922,168
                                                                                                                       -----------
                                     EDUCATION -- 12.7%
A          NR               1,000     Dutchess County IDA, Bard College, 7.00%, 11/1/17                                  1,084,310
A1         NR               6,295     Monroe County IDA, University of Rochester, 7.25%, 12/1/16                         6,646,324
NR         BBB-             1,660     City of New Rochelle IDA Civic Facilities, College of New Rochelle, 6.75%,
                                       7/1/22                                                                            1,704,920
Baa1       BBB+             6,895     Dormitory Authority, State University Educational Facilities, 4.75%, 7/1/14        6,124,208
Baa1       BBB+             2,500     Dormitory Authority, State University Educational Facilities, 5.00%, 5/15/18       2,118,800
Baa1       BBB+            11,500     Dormitory Authority, State University Educational Facilities, 5.25%, 5/15/13      10,464,310
Baa1       BBB+             7,600     Dormitory Authority, State University Educational Facilities, 5.25%, 5/15/15       6,850,260
Baa1       BBB+             7,605     Dormitory Authority, State University Educational Facilities, 5.25%, 5/15/19       6,714,759
Baa1       BBB+             6,805     Dormitory Authority, State University Educational Facilities, 5.25%, 5/15/21       6,043,657
Baa1       BBB+             3,130     Dormitory Authority, State University Educational Facilities, 5.50%, 5/15/08       3,041,139
Baa1       BBB+            28,250     Dormitory Authority, State University Educational Facilities, 5.50%, 5/15/13      26,375,613
Baa1       BBB+               415     Dormitory Authority, State University Educational Facilities, 7.375%, 5/15/14        450,279
Baa1       BBB+             1,300     Dormitory Authority, State University Educational Facilities, 7.50%, 5/15/11       1,497,184
NR         AA               1,300     Dormitory Authority, New York Medical College, (Asset Guaranty), 6.875%, 7/1/21    1,391,845
A1         A+                 950     Dormitory Authority, University of Rochester, 5.625%, 7/1/12                         927,276
                                                                                                                       -----------
                                                                                                                        81,434,884
                                                                                                                       -----------
                                     ELECTRIC UTILITIES -- 4.9%
A1         A                2,500     New York State Energy Resource & Development Authority, Brooklyn Union Gas
                                       (RIBS) (AMT), Variable, 7/1/26 (1)                                                2,918,350
Aa3        A+                 500     New York State Energy Resource & Development Authority, Consolidated Edison
                                       (AMT), 7.75%, 1/1/24                                                                538,345
Aa3        A+               2,365     New York State Energy Resource & Development Authority, Consolidated Edison
                                       (AMT), 7.50%, 7/1/25                                                              2,563,684
Aa3        A+               1,000     New York State Energy Resource & Development Authority, Consolidated Edison
                                       (AMT), 7.50%, 1/1/26                                                              1,098,470
Aa         AA-             18,000     Power Authority of the State of New York, 5.25%, 1/1/18                           16,447,500
Baa1       A-              11,500     Puerto Rico Electric Power Authority, 0%, 7/1/17                                   3,023,350
Baa1       A-               2,250     Puerto Rico Electric Power Authority, 5.50% 7/1/20                                 2,081,183
NR         NR               3,000     Virgin Islands Water and Power Authority, 7.40%, 7/1/11                            3,150,630
                                                                                                                       -----------
                                                                                                                        31,821,512
                                                                                                                       -----------
                                     ESCROWED -- 7.6%
Aaa        AAA                725     Albany Municipal Water (MBIA), 7.50%, 12/1/17                                        806,592
Aaa        BBB              1,000     Dormitory Authority, City University, 7.625%, 7/1/20                               1,152,840
Aaa        BBB+             1,530     Dormitory Authority, State University Educational Facilities, 7.70%, 5/15/12       1,763,677
NR         BBB              1,000     Dormitory Authority, City University, 8.125%, 7/1/08                               1,116,170
Baa1       BBB-             2,250     Dormitory Authority, Upstate Community College, 7.20%, 7/1/21                      2,582,842
Baa1       NR               2,000     Dormitory Authority, Upstate Community College, 7.30%, 7/1/21                      2,305,860
Aaa        AAA                500     Erie County Water Authority, Water Works System, 6.00%, 12/1/08                      528,920
Aaa        AAA                500     Metropolitan Transportation Authority Commuter Facilities Bonds, 7.50%, 7/1/19       571,735
Aaa        AAA              1,000     New York Local Government Assistance Corporation (LGAC), 7.00%, 4/1/16             1,136,100
Aaa        AAA              5,500     New York LGAC, 6.75%, 4/1/21                                                       6,238,980
Aaa        BBB              1,000     New York State Housing Finance Agency Service Contracts, 7.80%, 9/15/11            1,173,510
Aaa        AAA              1,775     New York State Housing Finance Agency Service Contracts, 7.375%, 9/15/21           2,073,520

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     ESCROWED (CONTINUED)
Aaa        BBB+       $        90     New York State Medical Care Facilities Finance Agency, Mental Health Services
                                       Facilities, 7.75%, 8/15/10                                                      $   103,334
Aaa        AAA                450     New York State Medical Care Facilities Finance Agency, Mental Health Services
                                       Facilities, 7.875%, 8/15/08                                                         525,047
Aaa        AAA              3,320     New York State Medical Care Facilities Finance Agency, Mental Health Services
                                       Facilities, 7.50%, 2/15/21                                                        3,842,004
Aaa        NR               8,100     New York State Urban Development Corporation Correctional Facilities, 6.50%,
                                       1/1/21                                                                            8,848,197
Baa1       BBB              4,750     New York State Thruway Authority, Local Highway and Bridge Service Contract
                                       Bonds, 7.25%, 1/1/10 (2)                                                          5,404,740
Baa1       BBB              5,350     New York State UDC, Onondaga Co. Convention Center, 7.875%, 1/1/10                 6,241,577
NR         AA-                500     Power Authority of the State of New York, 8.00% 1/1/17                               548,960
NR         A                1,760     Puerto Rico Highway & Transportation Authority, 6.625%, 7/1/18                     1,989,310
                                                                                                                       -----------
                                                                                                                        48,953,915
                                                                                                                       -----------
                                     GENERAL OBLIGATIONS -- 1.6%
Baa1       A-                 120     New York City, 8.25%, 11/15/16                                                       136,942
Baa1       A-               4,000     New York City, 7.50%, 2/1/18                                                       4,399,280
Aa         AA               1,700     Onondaga County, 5.875%, 2/15/11                                                   1,758,259
Aa         AA               1,600     Onondaga County, 5.875%, 2/15/12                                                   1,641,424
Baa1       A                2,175     Puerto Rico Public Building Authority, Public Education and Health Facilities,
                                       5.75%, 7/1/15                                                                     2,102,594
                                                                                                                       -----------
                                                                                                                        10,038,499
                                                                                                                       -----------
                                     HEALTH CARE -- 19.1%
NR         AAA              6,705     Dormitory Authority, United Health Services (FHA), 7.35%, 8/1/29                   7,225,509
Aa         AAA              4,785     New York State Medical Care Facilities Finance Agency (MCFFA), Hospital Insured
                                       Mortgage (FHA), 5.25%, 8/15/14                                                    4,443,782
NR         AA               2,670     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 6.10%,
                                       8/15/15                                                                           2,663,645
NR         AAA              3,710     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 6.125%,
                                       2/15/14                                                                           3,902,994
Aa         AA               1,000     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 6.55%,
                                       8/15/12                                                                           1,043,570
Aa         AA               3,800     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 6.65%,
                                       8/15/32                                                                           3,946,338
NR         AA               9,000     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 6.70%,
                                       8/15/23                                                                           9,446,220
Aa         AA               1,050     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 6.75%,
                                       2/15/12                                                                           1,107,446
Aa         AA               1,500     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 6.95%,
                                       2/15/32                                                                           1,586,430
Aa         AA               2,190     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 7.00%,
                                       8/15/32                                                                           2,326,262
Aa         AA               6,600     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 7.25%,
                                       2/15/31                                                                           7,124,634
Aa         AA                 750     New York State MCFFA, Hospital and Nursing Insured Mortgage (FHA), 7.35%,
                                       2/15/29                                                                             819,128
Aa         AA               2,425     New York State MCFFA, Insured Mortgage Project (FHA), 6.20%, 2/15/10               2,484,607
Aa         AA               3,500     New York State MCFFA, Insured Mortgage Project (FHA), 6.20%, 8/15/14               3,591,490
Aa         AA               5,625     New York State MCFFA, Insured Mortgage Project (FHA), 6.20%, 8/15/15               5,723,775
Aa         AA               6,550     New York State MCFFA, Insured Mortgage Project (FHA), 6.25%, 8/15/15               6,661,285
Aa         AA               2,500     New York State MCFFA, Insured Mortgage Project (FHA), 6.50%, 2/15/35               2,552,300
Aa         AA                 950     New York State MCFFA, Insured Mortgage Project (FHA), 7.45%, 8/15/31               1,030,095
Baa1       BBB+            10,205     New York State MCFFA, Mental Health Services Facilities, 5.25%, 2/15/19            9,320,737
Baa1       BBB+            11,500     New York State MCFFA, Mental Health Services Facilities, 5.25%, 8/15/23            9,895,865
Baa1       BBB+             6,625     New York State MCFFA, Mental Health Services Facilities, Series 1994A, 5.25%,
                                       8/15/23                                                                           5,700,879
Baa1       BBB+             1,230     New York State MCFFA, Mental Health Services Facilities, 7.50%, 2/15/21            1,372,754
Baa1       BBB+             1,610     New York State MCFFA, Mental Health Services Facilities, 7.625%, 8/15/17           1,777,150
Baa1       BBB+               145     New York State MCFFA, Mental Health Services Facilities, 7.75%, 8/15/10              161,153
Baa1       BBB+               495     New York State MCFFA, Mental Health Services Facilities, 7.875%, 8/15/08             558,469

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     HEALTH CARE (CONTINUED)
Baa        BBB        $    19,700     New York State MCFFA, Secured Hospital (Brookdale), 6.80%, 8/15/12               $20,263,223
Baa        BBB              5,540     New York State MCFFA, Secured Hospital, 7.35%, 8/15/11                             5,881,652
                                                                                                                       -----------
                                                                                                                       122,611,392
                                                                                                                       -----------
                                     HOSPITALS -- 0.7%
Aa         AAA              1,500     Dormitory Authority, Long Island Jewish Medical Center (FHA), 7.75%, 8/15/27       1,629,735
NR         AAA              1,000     Dormitory Authority, St. Francis Hospital (FHA), 7.65%, 8/1/30                     1,119,780
Baa1       BBB+             1,800     Syracuse Industrial Development Agency (IDA), St. Joseph's Hospital Health
                                       Center, 7.50%, 6/1/18                                                             1,914,804
                                                                                                                       -----------
                                                                                                                         4,664,319
                                                                                                                       -----------
                                     HOUSING -- 5.5%
NR         NR               4,744     New York City Housing Development Corporation (HDC), Allerville Project,
                                       6.50%, 11/15/18                                                                   4,772,297
Baa        A                4,750     New York City HDC, General Housing, 6.50%, 5/1/22                                  4,797,690
NR         NR               2,080     New York City HDC, Dayton Project, 6.50%, 11/15/18                                 2,092,643
NR         AAA              2,550     New York City HDC, Multi-Unit Management, 7.35%, 6/1/19                            2,702,439
Aa         A+                 235     New York State Housing Finance Agency, Baytown, 7.10%, 8/15/35                       248,280
Aa         NR                 250     New York State Mortgage Agency, 6.90%, 4/1/03                                        263,523
Aa         NR               8,750     New York State Mortgage Agency, 6.90%, 4/1/15                                      9,220,313
Aa         NR               1,000     New York State Mortgage Agency, 7.50%, 4/1/15                                      1,082,280
Aa         NR                 295     New York State Mortgage Agency, 7.65%, 4/1/19                                        311,963
Aa         NR                 625     New York State Mortgage Agency, 7.70%, 10/1/12                                       676,644
Aa         NR                 270     New York State Mortgage Agency, 8.00%, 10/1/17                                       287,312
Aa         NR               6,350     New York State Mortgage Agency (AMT), 6.40%, 10/1/20                               6,318,568
Aa         NR               1,600     New York State Mortgage Agency (AMT), 7.95%, 10/1/21                               1,727,808
Baa        BBB                350     Puerto Rico Commonwealth Urban Renewal & Housing Corporation, 7.875%, 10/1/04        395,693
Aaa        AAA                410     Puerto Rico Housing Financial Corporation Single-Family (GNMA), 7.65%, 10/15/22      434,124
                                                                                                                       -----------
                                                                                                                        35,331,577
                                                                                                                       -----------
                                     INSURED COLLEGE & UNIVERSITY -- 1.8%
Aaa        AAA              6,950     Dormitory Authority, Marist College (MBIA), 6.00%, 7/1/22                          6,958,549
Aaa        AAA              5,000     Dormitory Authority, New York University (MBIA), 5.00%, 7/1/11                     4,698,350
                                                                                                                       -----------
                                                                                                                        11,656,899
                                                                                                                       -----------
                                     INSURED GENERAL OBLIGATIONS -- 1.0%
Aaa        AAA              1,035     Erie County Water Authority (AMBAC), 0%, 12/1/17                                     211,295
Aaa        AAA              3,900     New York City Trust for Cultural Resources, Museum of Modern Art (AMBAC),
                                       5.40%, 1/1/12                                                                     3,764,748
Aaa        AAA              2,480     New York State Environmental Facilities Corporation (EFC), Jamaica Water Supply
                                       Company (AMT) (AMBAC), 7.625%, 4/1/29                                             2,677,334
                                                                                                                       -----------
                                                                                                                         6,653,377
                                                                                                                       -----------
                                     INSURED GENERAL OBLIGATIONS (LOCAL) -- 1.8%
Aaa        AAA                520     Chautauqua County Unlimited Tax (FGIC), 6.40%, 9/15/08                               574,621
Aaa        AAA                770     Chautauqua County Unlimited Tax (FGIC), 6.40%, 9/15/09                               847,123
Aaa        AAA                465     Chautauqua County Unlimited Tax (FGIC), 7.30%, 4/1/07                                547,793
Aaa        AAA                725     Jamestown, (Secondary AMBAC), 7.00%, 3/15/07                                         838,521
Aaa        AAA                600     Jamestown, (Secondary AMBAC), 7.00%, 3/15/08                                         693,852
Aaa        AAA                675     Jamestown, (Secondary AMBAC), 7.00%, 3/15/13                                         789,278
Aaa        AAA                700     Jamestown, (Secondary AMBAC), 7.10%, 3/15/09                                         814,891

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     INSURED GENERAL OBLIGATIONS (LOCAL) (CONTINUED)
Aaa        AAA        $       700     Jamestown, (Secondary AMBAC), 7.10%, 3/15/10                                     $   816,739
Aaa        AAA                700     Jamestown, (Secondary AMBAC), 7.10%, 3/15/11                                         817,929
Aaa        AAA                675     Jamestown, (Secondary AMBAC), 7.10%, 3/15/12                                         789,271
Aaa        AAA                515     Jamestown, (Secondary AMBAC), 7.10%, 3/15/14                                         601,808
Aaa        AAA              2,000     New York City (AMBAC), 7.00%, 8/1/17                                               2,201,300
Aaa        AAA                500     Oyster Bay (FGIC), 6.60%, 2/15/12                                                    533,400
Aaa        AAA                450     Oyster Bay (FGIC), 6.60%, 2/15/13                                                    480,060
                                                                                                                       -----------
                                                                                                                        11,346,586
                                                                                                                       -----------
                                     INSURED GENERAL OBLIGATIONS (SCHOOL DISTRICT) -- 0.2%
Aaa        AAA                700     Bethlehem Central School District (AMBAC), 7.10%, 11/1/08                            819,903
Aaa        AAA                700     Bethlehem Central School District (AMBAC), 7.10%, 11/1/09                            814,716
                                                                                                                       -----------
                                                                                                                         1,634,619
                                                                                                                       -----------
                                     INSURED GENERAL OBLIGATIONS (TERRITORY) -- 0.7%
Aaa        AAA              4,500     Commonwealth of Puerto Rico Public Improvement Residual Interest Tax Exempt
                                       Securities (FSA), Variable, 7/1/22 (1)                                            4,616,865
                                                                                                                       -----------

                                     INSURED HEALTH CARE -- 4.4%
Aaa        AAA              1,500     New York State MCFFA, Long Term Health Care (CGIC), 6.80%, 11/1/14                 1,588,695
Aaa        AAA              1,300     New York State MCFFA, New York Hospital (FHA) (AMBAC), 6.60%, 2/15/11              1,409,226
Aaa        AAA              5,400     New York State MCFFA, New York Hospital (FHA) (AMBAC), 6.75%, 8/15/14              5,794,146
Aaa        AAA             20,525     New York State MCFFA, Mental Health Services Facilities (MBIA), 5.375%, 2/15/14   19,280,980
                                                                                                                       -----------
                                                                                                                        28,073,047
                                                                                                                       -----------

                                     INSURED HOUSING -- 0.1%
Aaa        AAA                500     New York City HDC, Charter Oaks (MBIA), 7.375%, 4/1/17                               524,525
                                                                                                                       -----------

                                     INSURED MISCELLANEOUS -- 0.1%
Aaa        AAA                500     New York City IDA, (USTA National Tennis Center Incorporated Project) (FSA),
                                       6.375%, 11/15/14                                                                    522,020
                                                                                                                       -----------

                                     INSURED SOLID WASTE -- 1.6%
Aaa        AAA              1,650     Dutchess County Resource Recovery Solid Waste (FGIC), 7.50%, 1/1/09                1,814,505
Aaa        AAA              6,795     Islip Resource Recovery Agency (MBIA), 6.50%, 7/1/09                               7,272,960
Aaa        AAA              1,000     Montgomery, Otesgo, Schoharie Solid Waste Management Authority (MBIA), 5.25%,
                                       1/1/14                                                                              936,350
                                                                                                                       -----------
                                                                                                                        10,023,815
                                                                                                                       -----------
                                     INSURED TOLL & TURNPIKE -- 1.0%
Aaa        AAA              3,000     Triborough Bridge & Tunnel Authority Residual Interest Securities (MBIA),
                                       Variable, 1/1/19 (1)                                                              3,033,030
Aaa        AAA              3,000     Triborough Bridge & Tunnel Authority Residual Interest Securities (MBIA),
                                       Variable, 1/1/12 (1)                                                              3,229,230
                                                                                                                       -----------
                                                                                                                         6,262,260
                                                                                                                       -----------
                                     INSURED WATER & SEWER -- 0.1%
Aaa        AAA                275     Albany Municipal Water Financial Authority (MBIA), 7.50%, 12/1/17                    298,944
                                                                                                                       -----------

                                     LEASE/CERTIFICATE OF PARTICIPATION -- 8.7%
Baa1       BBB              1,955     Dormitory Authority, City University, 5.75%, 7/1/13                                1,869,000
Baa1       BBB             17,815     Dormitory Authority, City University, 5.75%, 7/1/13                               17,031,318
Baa1       BBB                250     Dormitory Authority, City University, 6.375%, 7/1/08                                 256,618
Baa1       BBB              5,100     Dormitory Authority, City University, 7.00%, 7/1/09                                5,653,044
Baa1       BBB              4,325     Dormitory Authority, City University, 7.50%, 7/1/10                                4,967,133
Baa1       BBB              6,125     New York State HFA Service Contract, 5.375%, 9/15/11                               5,635,000

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)

                                     LEASE/CERTIFICATE OF PARTICIPATION (CONTINUED)
NR         BBB        $     5,865     New York State Thruway Authority, 0%, 1/1/01                                     $ 4,438,046
Baa1       BBB              5,775     New York State Urban Development Corporation (UDC) Correctional Facilities,
                                       5.50%, 1/1/14                                                                     5,342,337
Baa1       BBB              7,670     New York State UDC Correctional Facilities, 5.25%, 1/1/13                          6,896,557
Baa1       BBB                500     New York State UDC, Alfred Technology, 7.875%, 1/1/20                                549,070
Baa1       BBB                750     New York State UDC, Clarkson Center for Advanced Materials, 7.80%, 1/1/20            821,512
Baa1       BBB                750     New York State UDC, Clarkson Center for Advanced Materials, 8.00%, 1/1/20            839,737
A1         A                1,825     Syracuse -- Hancock International Airport Certificates of Participation,
                                       6.625%, 1/1/12                                                                    1,921,105
                                                                                                                       -----------
                                                                                                                        56,220,477
                                                                                                                       -----------
                                     MISCELLANEOUS -- 1.6%
Aa         AA-                200     City of New York Municipal Assistance Corporation, 7.50%, 7/1/08                     218,888
Aa         AA-                485     City of New York Municipal Assistance Corporation, 7.625%, 7/1/08                    530,896
Aa         AA-                635     City of New York Municipal Assistance Corporation, 7.625%, 7/1/08                    714,724
NR         NR               1,300     New York City IDA, (YMCA of Greater New York), 8.00%, 8/1/16                       1,394,536
Aaa        AAA              7,000     VRDC -- IVRC Trust, Variable Rate, 6/26/02 (1)                                     7,214,340
                                                                                                                       -----------
                                                                                                                        10,073,384
                                                                                                                       -----------
                                     SOLID WASTE -- 2.0%
Baa1       A-               2,665     Hempstead IDA Resource Recovery, American Refunding Fuel Co., 7.40%, 12/1/10       2,782,473
Baa        NR               9,530     New York State EFC Resource Recovery, Huntington Project, 7.50%, 10/1/12          10,056,056
                                                                                                                       -----------
                                                                                                                        12,838,529
                                                                                                                       -----------
                                     SPECIAL TAX REVENUE -- 12.5%
A          A               12,160     New York State LGAC, 5.00%, 4/1/21                                                10,582,240
A          A                5,000     New York State LGAC, 5.00%, 4/1/21                                                 4,368,900
A          A                8,750     New York State LGAC, 5.00%, 4/1/23                                                 7,526,313
A          A                4,750     New York State LGAC, 5.25%, 4/1/16                                                 4,406,908
A          A                2,500     New York State LGAC, 5.25%, 4/1/19                                                 2,265,400
A          A                4,500     New York State LGAC, 5.375%, 4/1/16                                                4,221,180
A          A                5,225     New York State LGAC, 5.50%, 4/1/17                                                 4,960,040
A          A               12,420     New York State LGAC, 5.50%, 4/1/18                                                11,731,808
A          A               13,000     New York State LGAC, 5.50%, 4/1/21                                                12,140,570
NR         BBB+             2,630     New York State Municipal Bond Bank Agency, 6.875%, 3/15/06                         2,866,095
Baa1       BBB              3,100     New York State Thruway Authority Contract, Local & Highway Building,
                                       5.25%, 4/1/13                                                                     2,800,478
Baa1       A                2,000     Puerto Rico Highway and Transportation Authority, 5.50%, 7/1/15                    1,902,740
Baa1       A                2,500     Puerto Rico Highway and Transportation Authority, 5.50%, 7/1/15                    2,378,425
Baa1       A                4,840     Puerto Rico Highway and Transportation Authority, 6.625%, 7/1/18                   5,079,774
Baa1       BBB              3,335     Triborough Bridge & Tunnel Authority, Convention Center, 6.00%, 1/1/11             3,318,158
                                                                                                                       -----------
                                                                                                                        80,549,029
                                                                                                                       -----------
                                     TRANSPORTATION -- 6.2%
Baa1       BBB              4,025     MTA Transit Facilities Service Contract, 4.75%, 7/1/19                             3,261,417
Baa1       BBB              3,670     MTA Transit Facilities Service Contract, 4.75%, 7/1/19                             2,973,764
Baa1       BBB              2,000     MTA Transit Facilities Service Contract, 5.75%, 7/1/13                             1,928,740
Baa1       BBB                725     MTA Transit Facilities Service Contract, 5.75%, 7/1/13                               699,168
NR         BBB              2,350     New York State Thruway Authority, Cross Westchester Expressway Project, 0%,
                                       1/1/03                                                                            1,587,566
Ba1        BB               6,500     Port Authority of New York and New Jersey, 5.75%, 6/15/30                          6,254,170
Ba1        BB               2,800     Port Authority of New York and New Jersey, Delta Airlines LaGuardia Airport,
                                       6.95%, 6/1/08                                                                     2,969,512
A1         AA-              1,500     Port Authority of New York and New Jersey (AMT), Variable, 1/15/27 (1)             1,553,730
Aa         A+               5,330     Triborough Bridge and Tunnel Authority (TBTA) General Purpose, 5.00%, 1/1/12       4,869,062

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     TRANSPORTATION (CONTINUED)
Aa         A+         $    11,580     TBTA General Purpose, 5.50%, 1/1/17                                              $11,048,941
Aa         A+               2,500     TBTA General Purpose, 6.125%, 1/1/21                                               2,583,100
                                                                                                                       -----------
                                                                                                                        39,729,170
                                                                                                                       -----------
                                      WATER & SEWER REVENUE -- 3.8%
Aa         A               11,050     New York State EFC, State Water Pollution Control, 6.875%, 6/15/10                12,110,568
Aa         A+               4,545     New York State EFC, State Water Pollution Control, 7.20%, 3/15/11                  5,052,540
Aa         A                2,750     New York State EFC, State Water Pollution Control, 7.00%, 6/15/12                  3,053,738
Aa         A                  150     New York State EFC, State Water Pollution Control, 7.50%, 6/15/12                    169,304
Baa1       A                3,750     Puerto Rico Aqueduct & Sewer Authority, 7.875%, 7/1/17                             4,160,625
                                                                                                                       -----------
                                                                                                                        24,546,775
                                                                                                                       -----------
                                      TOTAL TAX-EXEMPT INVESTMENTS
                                       (IDENTIFIED COST $610,645,613)                                                  $642,348,587
                                                                                                                       -----------
                                                                                                                       -----------

(1)The above designated securities have been issued as inverse floater bonds.

(2)Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 11.0% of total investments.

                       See notes to financial statements

---------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS                September 30, 1995

OHIO TAX FREE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE
                                     TAX-EXEMPT INVESTMENTS -- 100%
                                     EDUCATION -- 7.9%
A          A+           $   1,000     University of Cincinnati, 6.50%, 12/1/11                                         $ 1,035,190
A1         AA-                650     University of Cincinnati, 6.50%, 6/1/11                                              684,314
Aa         AA-                550     Ohio State Higher Educational Facilities, Case Western University, 6.50%,
                                       10/1/20                                                                             604,335
NR         AA               1,000     Ohio State Higher Educational Facilities, Oberlin College, 5.375%, 10/1/15           942,190
NR         AAA              2,100     Ohio Higher Educational Facilities, Ohio Northern University, (CLEE), 5.60%,
                                       5/1/13                                                                            2,069,886
NR         AAA              2,750     Ohio Higher Educational Facilities, Ohio Northern University, (CLEE), 5.65%,
                                       5/1/18                                                                            2,688,153
A1         A+               1,300     Ohio State Higher Educational Facilities, Public Facilities, 5.50%, 12/1/07        1,319,513
A1         NR               7,000     Ohio State Student Loan Funding Corp., (AMT), 6.10%, 8/1/07                        7,165,200
A1         NR               7,000     Ohio State Student Loan Funding Corp., (AMT), 6.10%, 8/1/08                        7,121,100
A1         AA-              1,500     Ohio State University Revenue, 5.75%, 12/1/09                                      1,523,325
                                                                                                                       -----------
                                                                                                                        25,153,206
                                                                                                                       -----------
                                     ESCROWED -- 0.2%
A1         NR                 500     Gahanna, Ohio General Obligation, 7.00%, 6/1/12                                      566,875
                                                                                                                       -----------

                                     GENERAL OBLIGATIONS -- 9.1%
NR         NR               3,035     Belmont County, 7.30%, 12/1/17                                                     3,190,392
A          NR                 600     City of Brunswick, Various Purpose, 6.30%, 12/1/12                                   617,586
NR         NR               2,450     Cleveland City School District, 7.25%, 6/15/98                                     2,498,069
Aaa        AAA              1,035     City of Columbus, 5.50%, 11/1/12                                                   1,025,902
A1         NR               1,360     Copley-Fairlawn City School District, 6.25%, 12/1/15                               1,403,180
NR         BBB              3,500     Guam Government, 5.375%, 11/15/13                                                  3,104,535
A1         NR               3,340     Hilliard City School District, 6.30%, 12/1/14                                      3,462,344
A1         NR                 500     Huber Heights, Ohio, 6.75%, 12/1/11                                                  534,185
A          NR               1,200     Mansfield Ohio Waterworks Improvement, 5.60%, 12/1/13                              1,162,692
A1         NR                 725     City of Medina, Ohio Fire Station Improvement, 3.00%, 12/1/10                        527,445
Aa         AA               1,500     Ohio State Infrastructure Improvement, 0%, 8/1/11                                    632,685
Baa1       NR               1,000     Scioto County, Ohio Human Services Building, 7.15%, 8/1/11                         1,136,590
NR         NR               1,000     Tuscarawas Public Library Improvement, 6.90%, 12/1/11                              1,055,300
Baa        NR               1,000     Youngstown, Ohio, 7.55%, 12/1/11                                                   1,080,240
NR         NR               6,855     Youngstown, Ohio 7.35%, 6/15/05                                                    7,413,614
                                                                                                                       -----------
                                                                                                                        28,844,759
                                                                                                                       -----------
                                     HEALTH CARE -- 2.4%
NR         AAA              1,000     Allen County Ohio, LIMA Convalescent Home Foundation (GNMA), 6.40%, 1/1/21         1,022,330
Aa2        NR               1,600     Hamilton County, Episcopal Retirement Homes, 6.80%, 1/1/08                         1,745,504
NR         BBB-             1,800     Marion County, United Church Homes, 6.30%, 11/15/15                                1,734,354
Baa        BBB              2,925     Puerto Rico Urban Renewal & Housing Corporation, 0%, 10/1/99                       2,364,570
Aa2        NR                 600     Warren County, Otterbein Home Project, 7.20%, 7/1/11                                 662,418
                                                                                                                       -----------
                                                                                                                         7,529,176
                                                                                                                       -----------
                                     HOSPITALS -- 19.3%
Baa        BBB-             1,000     Butler County, Hamilton-Hughe Hospital, 7.50%, 1/1/10                              1,032,270
NR         BBB              1,000     Cambridge Ohio, Guernsey Memorial Hospital, 8.00%, 12/1/11                         1,068,500
A1         A                2,100     Cuyahoga County, Fairview General Hospital, 6.25%, 8/15/10                         2,152,101
A1         A                2,370     Cuyahoga County, Meridia Health System, 7.00%, 8/15/23                             2,505,967
A1         A                2,000     Cuyahoga County, Meridia Health System, 6.50%, 8/15/12                             2,052,600
Aa         AA                 750     Cuyahoga County, University Hospitals Health System, 6.50%, 1/15/19                  778,560
Aa         AA               4,450     Cuyahoga County, University Hospitals Health System, 6.00%, 1/15/22                4,487,024
NR         BBB              4,500     Defiance Hospital, Inc., 7.625%, 11/1/03                                           4,641,075
Baa        BBB-               665     East Liverpool City Hospital -- Series A, 8.00%, 10/1/21                             696,893

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     HOSPITALS (CONTINUED)
Baa        BBB-       $     1,000     East Liverpool City Hospital -- Series B, 8.00%, 10/1/21                         $ 1,044,880
A          A-               4,000     Erie County, Firelands Community Hospital, 6.75%, 1/1/08                           4,237,640
Aa         NR               3,000     Franklin County, Children's Hospital, 6.60%, 5/1/13                                3,167,310
Aa         NR               1,900     Franklin County, Riverside United Methodist Hospital, 5.75%, 5/15/20               1,804,088
A          A                1,015     City of Garfield Heights, Marymount Hospital, 6.65%, 11/15/11                      1,052,058
A          A                1,000     City of Garfield Heights, Marymount Hospital, 6.70%, 11/15/15                      1,040,670
Aa2        NR               1,000     Hamilton County, Wesley Hall Project, 6.50%, 3/1/15                                1,022,560
A1         A                4,000     Hamilton County, Bethesda Hospital, Inc., 6.25%, 1/1/12                            4,027,400
A1         A+               1,095     Lorain County, Humility of Mary Health Care Corp., 7.125%, 12/15/06                1,199,266
A1         A+               5,900     Lorain County, Humility of Mary Health Care Corp., 5.90%, 12/15/08                 6,048,208
A1         A+               1,000     Lorain County, Humility of Mary Health Care Corp., 7.20%, 12/15/11                 1,081,030
NR         A+               1,750     Lorain County, Lakeland Community Hospital, Inc., 6.50%, 11/15/12                  1,794,538
NR         BBB+             1,000     Lucas County, Flowers Hospital, 6.125%, 12/1/13                                      939,000
A          A                2,760     City of Middleburg Heights, Southwest General Hospital Project, 6.75%, 8/15/21     2,880,971
NR         NR              10,000     Mt Vernon, Knox Community Hospital, 7.875%, 6/1/12                                10,358,900
                                                                                                                       -----------
                                                                                                                        61,113,509
                                                                                                                       -----------
                                     HOUSING -- 7.1%
Aa         NR               1,300     City of Clermont, Laurels Project, (FHA), 6.00%, 9/1/20                            1,285,011
Aa         NR               1,000     Franklin County, Hamilton Creek Apartments (FHA), (AMT), 5.80%, 7/1/14               942,190
Aa         NR               3,660     Franklin County, Hamilton Creek Apartments (FHA), (AMT), 5.55%, 7/1/24             3,239,905
NR         AAA              3,490     Ohio HFA, (GNMA), (AMT), 6.375%, 3/1/25                                            3,523,853
NR         AAA              4,735     Ohio HFA, (GNMA), (AMT), 6.70%, 3/1/25                                             4,844,899
NR         AAA                835     Ohio HFA, SFMR, (GNMA), 7.60%, 9/1/16                                                871,723
NR         AAA              1,250     Ohio HFA, MFMR -- Asbury Woods, (FHA), 7.00%, 10/1/24                              1,279,350
Aa         NR               2,850     Ohio HFA, Oakleaf Village Project, (FHA), 5.70%, 9/1/26                            2,643,746
Aa         NR               1,000     Ohio HFA, Aristocrat South Board & Care Project (FHA), (AMT), 7.30%, 8/1/31        1,037,330
Aaa        AAA              1,085     Ohio HFA SFMR, (GNMA) (AMT), Variable, 3/31/31 (1)                                 1,162,317
NR         BBB+             1,020     Ohio Economic Development, KMART Corp., 6.75%, 5/15/07                             1,034,810
A1         A+                 500     Ohio Building Authority Juvenile Correctional Building, 5.80%, 10/1/07               515,125
                                                                                                                       -----------
                                                                                                                        22,380,259
                                                                                                                       -----------
                                     INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE -- 8.8%
NR         BBB                510     Madison County, IDR, KMART Corp., 6.75%, 9/15/06                                     523,734
Baa1       NR               3,750     Ohio Air Quality Development Authority, Ashland Oil Inc, 6.85%, 4/1/10             3,991,163
NR         A-                 595     Ohio IDR, Enterprise Bond Fund, Burrows Paper Corp. (AMT), 7.625%, 6/1/11            659,546
NR         A-                 310     Ohio IDR, Enterprise Bond Fund, Cheryl & Co., (AMT), 5.50%, 12/1/04                  307,774
NR         A-                 530     Ohio IDR, Enterprise Bond Fund, Cheryl & Co., (AMT), 5.90%, 12/1/09                  530,806
NR         A-               1,815     Ohio IDR, Enterprise Bond Fund, Consolidated Biscuit, (AMT), 7.00%, 12/1/09        2,014,051
NR         A-               3,425     Ohio IDR, Enterprise Bond Fund, J J & W LP Project, (AMT), 6.70%, 12/1/14          3,536,826
NR         A-                 750     Ohio IDR, Enterprise Bond Fund, Luigino's Inc. (AMT), 6.85%, 6/1/01                  772,388
NR         A-               1,000     Ohio IDR, Enterprise Bond Fund, Progress Plastic Products, (AMT), 6.80%,
                                       12/1/01                                                                           1,086,040
NR         A-               1,525     Ohio IDR, Enterprise Bond Fund, Progress Plastic Products, (AMT), 7.80%,
                                       12/1/09                                                                           1,772,660
NR         A-                 680     Ohio IDR, Enterprise Bond Fund, Royal Appliance Manufacturing Co., Series 1991
                                       #9 (AMT), 7.625%, 12/1/11                                                           758,234
NR         A-               1,000     Ohio IDR, Enterprise Bond Fund, Royal Appliance Manufacturing Co., Series 1991
                                       #5, (AMT), 7.625%, 12/1/11                                                        1,115,050
NR         A-               1,800     Ohio IDR, Enterprise Bond Fund, Speco Corp. (AMT), 6.60%, 6/1/04                   1,857,186
NR         A-                 170     Ohio IDR, Enterprise Bond Fund, Speco Corp. (AMT), 6.25%, 6/1/00                     173,553
NR         A-                 880     Ohio IDR, Enterprise Bond Fund, VSM Corp., (AMT), 7.375%, 12/1/11                    969,936
NR         AA-              1,000     Ohio Pollution Control, Standard Oil Company, 6.75%, 12/1/15                       1,167,220
Baa2       BBB              4,065     Ohio Water Development Authority, Union Carbide Corp. Project, 5.50%, 1/15/07      3,935,245

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (CONTINUED)
Ba2        NR         $     1,500     Portage County, Kroger Corporation, 7.25%, 7/1/99                                $ 1,592,175
Ba2        NR               1,000     Summit County, Kroger Corporation, 6.85%, 7/1/99                                   1,050,140
                                                                                                                       -----------
                                                                                                                        27,813,727
                                                                                                                       -----------
                                     INSURED EDUCATION -- 1.1%
Aaa        AAA              1,000     Adams & Highland County Local School District, (MBIA), 5.25%, 12/1/21                923,810
Aaa        AAA              1,500     Delaware County, Buckeye Valley Local School District, (MBIA), 5.25%, 12/1/20      1,402,665
Aaa        AAA              1,000     Ohio Higher Education, University of Dayton Project (FGIC), 5.80%, 12/1/14         1,000,720
                                                                                                                       -----------
                                                                                                                         3,327,195
                                                                                                                       -----------
                                     INSURED GENERAL OBLIGATIONS -- 1.5%
Aaa        AAA              1,700     Puerto Rico (AMBAC), Variable, 7/1/15 (1)                                          1,716,898
Aaa        AAA              3,000     Puerto Rico (FSA), Variable, 7/1/22 (1)                                            3,077,910
                                                                                                                       -----------
                                                                                                                         4,794,808
                                                                                                                       -----------
                                     INSURED HEALTHCARE -- 2.4%
Aaa        AAA              1,945     Hamilton County, Sisters of Charity Health Care System (MBIA), 5.25%, 5/15/13      1,819,645
Aa         AA-              5,925     Montgomery County, Sisters of Charity Health Care System (MBIA), 5.25%, 5/15/11    5,563,871
                                                                                                                       -----------
                                                                                                                         7,383,516
                                                                                                                       -----------
                                     INSURED HOSPITALS -- 11.7%
Aaa        AAA              2,500     Akron, Bath and Copley Townships Children's Hospital Medical Center of Akron,
                                       (AMBAC), 5.25%, 11/15/20                                                          2,276,175
Aaa        AAA              1,000     Clermont County, Mercy Health System (AMBAC), Variable, 10/5/21 (1)                1,128,810
Aaa        AAA              1,500     Cuyahoga County, Fairview Hospital, (MBIA), 5.50%, 8/15/19                         1,389,270
Aaa        AAA              5,885     Franklin County, Riverside United Methodist (AMBAC), 5.75%, 5/15/12                5,797,961
Aaa        AAA             10,500     Franklin County, Riverside United Methodist (AMBAC), 5.75%, 5/15/20               10,085,565
Aaa        AAA              1,455     Hamilton County, The Christ Hospital (FGIC), 5.50%, 1/1/08                         1,472,169
Aaa        AAA              1,500     Hamilton County, Children's Hospital Medical Center, (FGIC), 5.00%, 5/15/13        1,370,130
Aaa        AAA              2,750     Mansfield General Hospital (AMBAC), 6.70%, 12/1/09                                 2,970,028
Aaa        AAA              1,000     Montgomery County, Ohio Miami Valley Hospital, (AMBAC), 6.25%, 11/15/16            1,030,000
Aaa        AAA              6,565     Portage County, Robinson Memorial Hospital, (MBIA), 5.80%, 11/15/15                6,272,201
Aaa        AAA              3,500     Stark County, Timkon Mercy Medical, (MBIA), 5.00%, 12/1/19                         3,113,320
                                                                                                                       -----------
                                                                                                                        36,905,629
                                                                                                                       -----------
                                     INSURED HOUSING -- 0.6%
Aaa        AAA                990     Ohio Capital Corporation FHA Insured Mortgage Loans, (MBIA), 7.25%, 7/1/24         1,032,649
Aaa        AAA                750     Ohio Capital Corporation FHA Insured Mortgage Loans, (MBIA), 6.50%, 1/1/25           763,965
                                                                                                                       -----------
                                                                                                                         1,796,614
                                                                                                                       -----------
                                     INSURED INDUSTRIAL DEVELOPMENT REVENUE -- 2.3%
Aaa        AAA              7,000     Ohio Air Quality Development Authority, JMG Funding, L.P. Project, (AMBAC),
                                       (AMT), 6.375%, 1/1/29                                                             7,180,670
                                                                                                                       -----------

                                     INSURED LEASE -- 2.6%
Aaa        AAA              1,000     Ohio Higher Education, University of Dayton, (FGIC), 0%, 12/1/06                     560,870
Aaa        AAA              8,000     Ohio State Public Building Authority -- Workers Comp Facilities (MBIA), 4.50%,
                                       4/1/04                                                                            7,785,200
                                                                                                                       -----------
                                                                                                                         8,346,070
                                                                                                                       -----------
                                     INSURED SPECIAL TAX REVENUE -- 4.9%
Aaa        AAA              2,110     Hudson Local School District, (FGIC), 0%, 12/15/09                                   976,656
Aaa        AAA              2,115     Hudson Local School District, (FGIC), 0%, 12/15/10                                   920,427
Aaa        AAA              2,000     North Canton City School District, (AMBAC), 5.90%, 12/1/14                         2,024,260
Aaa        AAA              1,400     Pickerington Local School District, (AMBAC), 0%, 12/1/11                             562,800
Aaa        AAA              2,000     Puerto Rico Highway & Transportation Authority (FSA), 5.50%, 7/1/17                1,911,920

----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------------    PRINCIPAL
           STANDARD      AMOUNT
 MOODY'S   & POOR'S   (000 OMITTED)                                      SECURITY                                         VALUE

                                     TAX-EXEMPT INVESTMENTS (CONTINUED)
                                     INSURED SPECIAL TAX REVENUE (CONTINUED)
Aaa        AAA        $     7,000     Puerto Rico Highway & Transportation Authority (FSA), 5.25%, 7/1/21              $ 6,435,380
Aaa        AAA              3,000     Puerto Rico Highway & Transportation Authority (FSA), 5.25%, 7/1/20                2,762,220
                                                                                                                       -----------
                                                                                                                        15,593,663
                                                                                                                       -----------
                                     INSURED UTILITIES -- 2.4%
Aaa        AAA              1,650     Cleveland Public Power System, (MBIA), 7.00%, 11/15/17                             1,809,605
Aaa        AAA              2,000     Cuyahoga County Medical Center Utility System (AMT) (MBIA), 6.10%, 8/15/15         2,001,480
Aaa        AAA              1,380     OH Municipal Electric Generation Agency (AMBAC), 5.375%, 2/15/24                   1,289,665
Aaa        AAA              2,300     Puerto Rico Electric Power Authority, (FSA), Variable, 7/1/02 (1)                  2,548,814
                                                                                                                       -----------
                                                                                                                         7,649,564
                                                                                                                       -----------
                                     LEASE/CERTIFICATES OF PARTICIPATION -- 1.1%
A          NR               1,000     University of Akron COP, West Campus Parking Deck, 5.50%, 1/1/14                     974,080
Baa1       A                2,500     Puerto Rico Public Building Authority, 6.00%, 7/1/12                               2,504,675
                                                                                                                       -----------
                                                                                                                         3,478,755
                                                                                                                       -----------
                                     LIFE CARE -- 0.6%
Aa         NR               2,000     Franklin County, Kensington Place Project, 6.75%, 1/1/34                           2,046,600
                                                                                                                       -----------

                                     SPECIAL TAX REVENUE -- 4.2%
Baa1       A                3,000     Puerto Rico Highway & Transportation Authority, 6.625%, 7/1/12                     3,168,450
Baa1       A                1,500     Puerto Rico Highway & Transportation Authority, 5.50%, 7/1/15                      1,427,055
Baa1       A                5,000     Puerto Rico Highway & Transportation Authority, 5.25%, 7/1/20                      4,466,150
Baa1       A                4,995     Puerto Rico Highway & Transportation Authority, 5.00%, 7/1/22                      4,280,216
                                                                                                                       -----------
                                                                                                                        13,341,871
                                                                                                                       -----------
                                     TRANSPORTATION -- 1.7%
NR         BBB              2,750     Guam Airport Authority, (AMT), 6.70%, 10/1/23                                      2,755,913
A1         AA-              2,830     Ohio Turnpike Commission, 5.75%, 2/15/24                                           2,771,617
                                                                                                                       -----------
                                                                                                                         5,527,530
                                                                                                                       -----------
                                     UTILITIES -- 7.2%
NR         BBB              5,500     Guam Power Authority, 5.25%, 10/1/13                                               4,960,170
NR         BBB              5,000     Guam Power Authority, 5.25%, 10/1/23                                               4,307,600
Baa1       A-               3,000     Puerto Rico Electric Power Authority, 5.00%, 7/1/12                                2,709,060
Baa1       A-                 360     Puerto Rico Electric Power Authority, 7.125%, 7/1/14                                 392,580
Baa1       A-               4,000     Puerto Rico Electric Power Authority, 6.00%, 7/1/14                                3,968,440
Baa1       A-              20,165     Puerto Rico Electric Power Authority, 0%, 7/1/17                                   5,301,379
NR         NR               1,000     Virgin Islands Water and Power Authority, 7.40%, 7/1/11                            1,050,210
                                                                                                                       -----------
                                                                                                                        22,689,439
                                                                                                                       -----------
                                     WATER & SEWER REVENUE -- 0.9%
NR         NR                 800     The Mahoning Valley Sanitary District, 7.80%, 12/15/08                               855,392
NR         NR                 950     The Mahoning Valley Sanitary District, 7.80%, 12/15/09                             1,013,099
NR         NR               1,000     City of Vermilion, Ohio Water System, 7.25%, 8/15/15                               1,066,720
                                                                                                                       -----------
                                                                                                                         2,935,211
                                                                                                                       -----------
                                      TOTAL TAX-EXEMPT INVESTMENTS
                                       (IDENTIFIED COST, $304,406,955)                                                 $316,398,646
                                                                                                                       -----------
                                                                                                                       -----------

(1)The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 36.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.0% to 11.4% of total investments.

                       See notes to financial statements.

---------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES    September 30, 1995

--------------------------------------------------------------------------------------------------------------------

                                                                             P O R T F O L I O S
                                                   NATIONAL       CALIFORNIA    MASSACHUSETTS      NEW YORK
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     OHIO PORTFOLIO
  ASSETS:
    Investments --
      Identified cost                           $2,148,345,455   $381,719,158    $277,979,560    $610,645,613    $304,406,955
      Unrealized appreciation                      135,374,581     24,303,093      17,523,995      31,702,974      11,991,691
                                                --------------  --------------  --------------  --------------  --------------
    Total investments, at value (Note 1A)        2,283,720,036    406,022,251     295,503,555     642,348,587     316,398,646
    Cash                                             3,616,689            589           6,632             696             522
    Receivable for investments sold                 32,684,771         50,000      13,030,253      17,612,917         998,095
    Interest receivable                             43,138,659      6,743,380       5,219,546      10,635,275       5,490,518
    Deferred organization expenses (Note 1D)            46,641         14,563          12,432          14,921           9,316
                                                --------------  --------------  --------------  --------------  --------------
    Total assets                                 2,363,206,796    412,830,783     313,772,418     670,612,396     322,897,097
                                                --------------  --------------  --------------  --------------  --------------
  LIABILITIES:
    Demand note payable (Note 5)                            --      2,032,000       2,018,000         476,000       3,860,000
    Payable for investments purchased                5,033,541             --       9,507,914      16,908,493              --
    Payable for when-issued securities (Note
     1G)                                            97,457,676             --              --              --              --
    Payable for daily variation margin on open
     financial futures contracts (Note 1E)                  --        103,125          61,875         477,125              --
    Payable to affiliates --
     Trustees' fees                                      7,368          4,638           4,126           5,150           4,126
     Custodian fees                                         --          8,667           4,381           1,500           6,183
    Accrued expenses                                    61,848         12,215           5,875           7,819          10,140
                                                --------------  --------------  --------------  --------------  --------------
    Total liabilities                              102,560,433      2,160,645      11,602,171      17,876,087       3,880,449
                                                --------------  --------------  --------------  --------------  --------------
    NET ASSETS applicable to investors'
     interest in
     Portfolio                                  $2,260,646,363   $410,670,138    $302,170,247    $652,736,309    $319,016,648
                                                --------------  --------------  --------------  --------------  --------------
                                                --------------  --------------  --------------  --------------  --------------
  SOURCES OF NET ASSETS:
    Net proceeds from capital contributions
     and withdrawals                            $2,125,271,782   $386,540,544    $284,750,352    $621,396,197    $307,024,957
    Unrealized appreciation of investments and
     financial futures contracts (computed on
     the basis of identified cost)                 135,374,581     24,129,594      17,419,895      31,340,112      11,991,691
                                                --------------  --------------  --------------  --------------  --------------
    Total                                       $2,260,646,363   $410,670,138    $302,170,247    $652,736,309    $319,016,648
                                                --------------  --------------  --------------  --------------  --------------
                                                --------------  --------------  --------------  --------------  --------------

                       See notes to financial statements

---------------------------------------------------------------
 STATEMENTS OF OPERATIONS                For the Year Ended September 30, 1995

--------------------------------------------------------------------------------------------------------------------
                                                                             P O R T F O L I O S
                                                   NATIONAL       CALIFORNIA    MASSACHUSETTS      NEW YORK          OHIO
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
  INVESTMENT INCOME:
    Interest Income (Note 1B)                    $166,061,913     $28,624,042     $19,516,946     $41,798,094     $20,219,008
                                                --------------  --------------  --------------  --------------  --------------

    Expenses --
      Investment adviser fee (Note 2)               9,944,026       2,121,262       1,383,407       3,031,508       1,463,895
      Compensation of Trustees not members of
       the Investment Adviser's organization
       (Note 2)                                        29,082          18,570          16,111          20,640          19,598
      Custodian fee (Note 2)                          374,289         187,581         135,884         221,548         157,716
      Interest expense (Note 5)                            --              --              --              --         114,074
      Legal and accounting fees                       117,108          42,258          30,407          37,661          30,478
      Amortization of organization expenses
       (Note 1D)                                       19,459           5,625           5,209           6,278           3,960
      Miscellaneous                                   609,017         120,219          91,575         193,968          31,370
                                                --------------  --------------  --------------  --------------  --------------
    Total expenses                                 11,092,981       2,495,515       1,662,593       3,511,603       1,821,091
      Deduct reduction of custodian fee (Note
       2)                                             317,043          47,611          61,501         220,048          67,412
                                                --------------  --------------  --------------  --------------  --------------
    Net expenses                                   10,775,938       2,447,904       1,601,092       3,291,555       1,753,679
                                                --------------  --------------  --------------  --------------  --------------

  NET INVESTMENT INCOME                           155,285,975      26,176,138      17,915,854      38,506,539      18,465,329
                                                --------------  --------------  --------------  --------------  --------------

  REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
    Net realized loss --
      Investment transactions (identified cost
       basis)                                     (60,263,375)    (19,076,355)    (12,310,806)    (12,293,704)     (4,554,010)
      Financial futures contracts                 (26,703,060)     (3,974,440)     (3,356,628)     (6,983,956)     (2,677,416)
                                                --------------  --------------  --------------  --------------  --------------
        Net realized loss on investments          (86,966,435)    (23,050,795)    (15,667,434)    (19,277,660)     (7,231,426)
                                                --------------  --------------  --------------  --------------  --------------
    Change in unrealized appreciation
     (depreciation) --
      Investments                                 177,320,778      34,125,832      24,470,289      43,541,560      20,963,434
      Financial futures contracts                          --        (650,309)       (482,875)       (498,006)             --
                                                --------------  --------------  --------------  --------------  --------------
        Net unrealized appreciation               177,320,778      33,475,523      23,987,414      43,043,554      20,963,434
                                                --------------  --------------  --------------  --------------  --------------

  NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                     90,354,343      10,424,728       8,319,980      23,765,894      13,732,008
                                                --------------  --------------  --------------  --------------  --------------

  NET INCREASE IN NET ASSETS FROM OPERATIONS     $245,640,318     $36,600,866     $26,235,834     $62,272,433     $32,197,337
                                                --------------  --------------  --------------  --------------  --------------
                                                --------------  --------------  --------------  --------------  --------------

                       See notes to financial statements

---------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS     For the Year Ended September 30, 1995

--------------------------------------------------------------------------------------------------------------------

                                                                             P O R T F O L I O S
                                                   NATIONAL       CALIFORNIA    MASSACHUSETTS      NEW YORK          OHIO
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
  INCREASE (DECREASE) IN NET ASSETS:

  FROM OPERATIONS --
    Net investment income                        $155,285,975     $26,176,138     $17,915,854     $38,506,539     $18,465,329
    Net realized loss on investments              (86,966,435)   (23,050,795)    (15,667,434)    (19,277,660)     (7,231,426)
    Change in unrealized appreciation of
     investments                                  177,320,778     33,475,523      23,987,414      43,043,554      20,963,434
                                                --------------  --------------  --------------  --------------  --------------
    Net increase in net assets from operations    245,640,318     36,600,866      26,235,834      62,272,433      32,197,337
                                                --------------  --------------  --------------  --------------  --------------

  CAPITAL TRANSACTIONS --
    Contributions                                 443,671,368     39,676,667      27,917,577      61,423,633      24,237,228
    Withdrawals                                  (639,601,609)  (110,738,796)    (60,522,944)   (126,606,533)    (61,829,470)
                                                --------------  --------------  --------------  --------------  --------------
    Decrease in net assets resulting from
     capital transactions                        (195,930,241)   (71,062,129)    (32,605,367)    (65,182,900)    (37,592,242)
                                                --------------  --------------  --------------  --------------  --------------

  NET INCREASE (DECREASE) IN NET ASSETS            49,710,077    (34,461,263)     (6,369,533)     (2,910,467)     (5,394,905)

  NET ASSETS:
    At beginning of year                        2,210,936,286    445,131,401     308,539,780     655,646,776     324,411,553
                                                --------------  --------------  --------------  --------------  --------------

    At end of year                             $2,260,646,363   $410,670,138    $302,170,247    $652,736,309    $319,016,648
                                                --------------  --------------  --------------  --------------  --------------
                                                --------------  --------------  --------------  --------------  --------------

                       See notes to financial statements

---------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS     For the Year Ended September 30, 1994

--------------------------------------------------------------------------------------------------------------------
                                                                             P O R T F O L I O S
                                                   NATIONAL       CALIFORNIA    MASSACHUSETTS      NEW YORK          OHIO
                                                  PORTFOLIO       PORTFOLIO+      PORTFOLIO       PORTFOLIO       PORTFOLIO
  INCREASE (DECREASE) IN NET ASSETS:

  FROM OPERATIONS --
    Net investment income                        $144,467,768     $13,943,369     $17,598,654     $38,006,256     $18,012,641
    Net realized loss on investment
     transactions                                  (8,642,077)   (10,624,666)     (5,575,616)     (2,555,481)       (413,084)
    Change in unrealized depreciation of
     investments                                 (224,012,810)      (942,071)    (26,955,377)    (67,884,728)    (32,855,282)
                                                --------------  --------------  --------------  --------------  --------------
    Net increase (decrease) in net assets from
     operations                                   (88,187,119)     2,376,632     (14,932,339)    (32,433,953)    (15,255,725)
                                                --------------  --------------  --------------  --------------  --------------

  CAPITAL TRANSACTIONS --
    Contributions                                 760,864,297     24,605,354      73,999,994     135,102,754      78,699,031
    Withdrawals                                  (545,063,348)   (49,109,598)    (41,140,572)    (95,828,619)    (37,123,714)
                                                --------------  --------------  --------------  --------------  --------------
    Increase (decrease) in net assets
     resulting from
     capital transactions                         215,800,949    (24,504,244)     32,859,422      39,274,135      41,575,317
                                                --------------  --------------  --------------  --------------  --------------

  NET INCREASE (DECREASE) IN NET ASSETS           127,613,830    (22,127,612)     17,927,083       6,840,182      26,319,592

  NET ASSETS:
    At beginning of year                        2,083,322,456    467,259,013     290,612,697     648,806,594     298,091,961
                                                --------------  --------------  --------------  --------------  --------------

    At end of year                             $2,210,936,286   $445,131,401    $308,539,780    $655,646,776    $324,411,553
                                                --------------  --------------  --------------  --------------  --------------
                                                --------------  --------------  --------------  --------------  --------------

+ For the California Portfolio, the Statement of Changes in Net Assets is for the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

---------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS      For the period from the start of
                                         business, May 3, 1993, to March 31,
                                         1994


                                                 -------------

                                                  CALIFORNIA
                                                  PORTFOLIO
  INCREASE (DECREASE) IN NET ASSETS:

  FROM OPERATIONS --
    Net investment income                        $ 25,183,098
    Net realized gain on investment
     transactions                                  10,976,521
    Change in unrealized depreciation of
     investments                                  (34,132,327)
                                                --------------
    Net increase in net assets from operations   $  2,027,292
                                                --------------

  CAPITAL TRANSACTIONS --
    Contributions                                 553,867,973
    Withdrawals                                   (88,736,272)
                                                --------------
    Increase in net assets resulting from
     capital transactions                         465,131,701
                                                --------------

  NET INCREASE IN NET ASSETS                      467,158,993

  NET ASSETS:
    At beginning of period                            100,020
                                                --------------

    At end of period                             $467,259,013
                                                --------------
                                                --------------

                       See notes to financial statements

---------------------------------------------------------------
 SUPPLEMENTARY DATA

--------------------------------------------------------------------------------------------------------------------

                                                                             P O R T F O L I O S
                                                   ------------------------------------------------------------------------
                                                                   NATIONAL                             CALIFORNIA
                                                      1995           1994          1993**          1995           1994*
  RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS):
    Expenses                                            0.50%          0.50%          0.47%+         0.59%          0.57%+
    Net investment income                               7.00%          6.55%          6.58%+         6.22%          6.09%+
  Portfolio turnover                                      54%            40%            13%            58%            40%
  Net assets, at end of period (000 omitted)       $2,260,646     $2,210,936     $2,083,322      $410,763       $445,131
                                                   ------------------------------------------------------------------------
                                                                 MASSACHUSETTS                           NEW YORK
                                                      1995           1994          1993**          1995           1994
  RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS):
    Expenses                                            0.56%          0.51%          0.49%+         0.54%         0.48%
    Net investment income                               6.00%          5.74%          5.72%+         5.97%         5.70%
  Portfolio turnover                                      87%            53%            38%            55%           47%
  Net assets, at end of period (000 omitted)        $302,170       $308,540       $290,613       $652,736       $655,647
                                                                                                ---------------------------
                                                                                                           OHIO
                                                                                                   1995           1994
  RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS):
    Expenses                                                                                         0.57%         0.51%
    Net investment income                                                                            5.80%         5.61%
  Portfolio turnover                                                                                   51%           31%
  Net assets, at end of period (000 omitted)                                                     $319,017       $324,412

------------------------------------------------
                                                   -------------
                                                     1993***
  RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS):
    Expenses                                            0.55%+
    Net investment income                               5.72%+
  Portfolio turnover                                      91%
  Net assets, at end of period (000 omitted)        $467,259
                                                   ---------------------------
                                                     1993**
  RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS):
    Expenses                                            0.48%+
    Net investment income                               5.64%+
  Portfolio turnover                                      37%
  Net assets, at end of period (000 omitted)        $648,807

                                                     1993**
  RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET
ASSETS):
    Expenses                                            0.49%+
    Net investment income                               5.61%+
  Portfolio turnover                                      24%
  Net assets, at end of period (000 omitted)        $298,092

  + Annualized.

  *  For the six months ended September 30, 1994 (Note 7).

 ** For the period from the start of business, February 1, 1993, to September 30, 1993.

***  For the period from the start of business, May 3, 1993 to March 31, 1994.

                       See notes to financial statements

---------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------

 (1) SIGNIFICANT ACCOUNTING POLICIES
  National Municipals Portfolio (National Portfolio) and California Tax Free Portfolio (California Portfolio) are registered under the Investment Company Act of 1940 as diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. Massachusetts Tax Free Portfolio (Massachusetts Portfolio), New York Tax Free Portfolio (New York Portfolio), and Ohio Tax Free Portfolio (Ohio Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

  A. INVESTMENT VALUATION - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B. INCOME - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C. INCOME TAXES - The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios are ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E. FINANCIAL FUTURES CONTRACTS - Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F. LEGAL FEES - Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

  G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

  H. OTHER - Investment transactions are accounted for on a trade date basis.

---------------------------------------------------------------

  (2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS
     WITH AFFILIATES
  The investment adviser fee is earned by Boston Management and Research (BMR), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1995, each Portfolio paid advisory fees as follows:

------------------------------------------------------------------------------------------------------------------

  PORTFOLIO                                                                                            AMOUNT
  National                                                                                            $9,944,026
  California                                                                                           2,121,262
  Massachusetts                                                                                        1,383,407
  New York                                                                                             3,031,508
  Ohio                                                                                                 1,463,895

  PORTFOLIO                                                                                         EFFECTIVE RATE
  National                                                                                                 0.45%
  California                                                                                               0.50%
  Massachusetts                                                                                            0.46%
  New York                                                                                                 0.47%
  Ohio                                                                                                     0.46%

  Except as to Trustees of the Portfolios who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.
---------------------------------------------------------------

  (3) INVESTMENTS
  Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended September 30, 1995 were as follows:

----------------------------------------------------------------------------------------------------------------------

                                                       NATIONAL        CALIFORNIA      MASSACHUSETTS      NEW YORK
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
  Purchases                                          $1,192,305,188    $240,733,525     $256,567,304     $355,016,997
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------
  Sales                                              $1,201,905,002    $289,176,459     $272,646,745     $397,804,899
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

----------------------------------------------------------------------------------------------------------------------
                                                         OHIO
                                                       PORTFOLIO
  Purchases                                           $159,675,006
                                                    ---------------
                                                    ---------------
  Sales                                               $188,427,313
                                                    ---------------
                                                    ---------------

--------------------------------------------------

 (4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
  The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:

----------------------------------------------------------------------------------------------------------------------------

                                                                                     NATIONAL        CALIFORNIA      MASSACHUSETTS
                                                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO
  Aggregate Cost                                                                   $2,148,345,455    $381,719,158     $277,979,560
                                                                                  ---------------  ---------------  ---------------
                                                                                  ---------------  ---------------  ---------------
  Gross unrealized appreciation                                                    $ 165,148,448     $24,714,474      $17,673,126
  Gross unrealized depreciation                                                       29,773,867         411,381          149,131
                                                                                  ---------------  ---------------  ---------------
    Net unrealized appreciation                                                    $ 135,374,581     $24,303,093      $17,523,995
                                                                                  ---------------  ---------------  ---------------
                                                                                  ---------------  ---------------  ---------------

----------------------------------------------------------------------------------------------------------------------------

                                                                                                      NEW YORK           OHIO
                                                                                                      PORTFOLIO        PORTFOLIO
  Aggregate Cost                                                                                     $610,645,613     $304,406,955
                                                                                                   ---------------  ---------------
                                                                                                   ---------------  ---------------
  Gross unrealized appreciation                                                                      $34,539,991      $13,447,996
  Gross unrealized depreciation                                                                        2,837,017        1,456,305
                                                                                                   ---------------  ---------------
    Net unrealized appreciation                                                                      $31,702,974      $11,991,691
                                                                                                   ---------------  ---------------
                                                                                                   ---------------  ---------------

---------------------------------------------------------------

  (5) LINE OF CREDIT
  The Portfolios participate with other portfolios and funds managed by BMR in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests and settle securities transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1995, the California Portfolio, Massachusetts Portfolio, New York Portfolio and Ohio Portfolio had balances outstanding pursuant to this line of credit of $2,032,000, $2,018,000, $476,000 and $3,860,000, respectively.

  For the year ended September 30, 1995, the Ohio Portfolio had an average daily balance outstanding pursuant to this line of credit of $2,928,000 at an average interest rate of 7.27%. The Ohio Portfolio's maximum outstanding month end balance during the year was $9,776,000. The National Portfolio, California Portfolio, Massachusetts Portfolio and New York Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 1995.
---------------------------------------------------------------

  (6) FINANCIAL INSTRUMENTS
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 1995 is as follows:

----------------------------------------------------------------------------------------------------------------------------

                                                            FUTURES
                                                           CONTRACTS
  PORTFOLIO                                             EXPIRATION DATE              CONTRACTS                 POSITION
  California                                                   12/95             75 U.S. Treasury Bonds            Short
  Massachusetts                                                12/95             45 U.S. Treasury Bonds            Short
  New York                                                     12/95            347 U.S. Treasury Bonds            Short

----------------------------------------------------
                                                      NET UNREALIZED
  PORTFOLIO                                            DEPRECIATION
  California                                             $ 173,499
  Massachusetts                                            104,100
  New York                                                 362,862

  At September 30, 1995, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts. The National Portfolio and Ohio Portfolio did not have any open obligations under these financial instruments at September 30, 1995.
---------------------------------------------------------------

  (7) CHANGE OF FISCAL YEAR
  The California Portfolio changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

---------------------------------------------------------------

 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF:
   NATIONAL MUNICIPALS PORTFOLIO
  CALIFORNIA TAX FREE PORTFOLIO
  MASSACHUSETTS TAX FREE PORTFOLIO
  NEW YORK TAX FREE PORTFOLIO
  OHIO TAX FREE PORTFOLIO

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of National Municipals Portfolio, California Tax Free Portfolio, Massachusetts Tax Free Portfolio, New York Tax Free Portfolio, and Ohio Tax Free Portfolio as of September 30, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and for the California Tax Free Portfolio the year ended March 31, 1994, and the supplementary data for each of the years in the three-year period ended September 30, 1995. These financial statements and supplementary data are the responsibility of each Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Municipals Portfolio, California Tax Free Portfolio, Massachusetts Tax Free Portfolio, New York Tax Free Portfolio, and Ohio Tax Free Portfolio at September 30, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                           DELOITTE & TOUCHE LLP

  Boston, Massachusetts
  October 27, 1995

                        INVESTMENT MANAGEMENT PORTFOLIOS

                   ------------------------------------------
                         OFFICERS AND BOARD OF TRUSTEES

OFFICERS

THOMAS J. FETTER
President and Portfolio Manager
of the Ohio Tax Free Portfolio

JAMES B. HAWKES
Vice President, Trustee

ROBERT B. MACINTOSH
Vice President and Portfolio
Manager of the California and
Massachusetts Tax Free Portfolios

JAMES L. O'CONNOR
Treasurer

BARBARA E. CAMPBELL
Assistant Treasurer

DOUGLAS C. MILLER
Assistant Treasurer

THOMAS OTIS
Secretary

JANET E. SANDERS
Assistant Treasurer and
Assistant Secretary

INDEPENDENT TRUSTEES

DONALD R. DWIGHT
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of
Investment Banking,
Harvard Graduate School of Business
Administration

NORTON H. REAMER
President and Director,
United Asset Management Corporation

JOHN L. THORNDIKE
Director, Fiduciary Trust Company

JACK L. TREYNOR
Investment Adviser and Consultant

PORTFOLIO MANAGERS

NICOLE ANDERES,
New York Tax Free Portfolio

TOM METZOLD,
National Municipals Portfolio

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                     --------------------------------------
                         BOARD OF DIRECTORS AND OFFICERS

DIRECTORS

RICHARD H. AYERS
Chairman and Chief Executive Officer
The Stanley Works

DAVID E. A. CARSON
President, Chairman and
Chief Executive Officer
People's Bank

DONALD H. POND, JR., FSA, CLU
Retired Executive Vice President
Connecticut Mutual Life Insurance Company

RICHARD W. GREENE
Executive Vice President and Treasurer
University of Rochester

BEVERLY L. HAMILTON
President
ARCO Investment Management Company

DAVID E. SAMS, JR.
President and Chief Executive Officer
Connecticut Mutual Life Insurance Company

OFFICERS

DONALD H. POND, JR., FSA, CLU, President
Retired Executive Vice President
Connecticut Mutual Life Insurance Company

LINDA M. NAPOLI, Treasurer and Controller
Treasurer, Mutual Funds
Connecticut Mutual Life Insurance Company

LOUIS A. LACCAVOLE, CPA, General Auditor
Vice President and General Auditor
Connecticut Mutual Life Insurance Company

ANN F. LOMELI, Secretary
Corporate Secretary and Counsel
Connecticut Mutual Life Insurance Company

AUDITORS

ARTHUR ANDERSEN LLP
Hartford, CT

This report has been prepared for shareholders of the Account and may be distributed to prospective investors in the Account when preceded or accompanied by a current prospectus.

CMIA SHAREHOLDER SERVICES AGENT

National Financial Data Services
P.O. Box 419694
Kansas City, MO  64179-0948
1-800-322-CMIA



YOUR CMIA REPRESENTATIVE IS:



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Financial Services, LLC
an affiliate of


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       THE BLUE CHIP COMPANY

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